FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$5,513,752	$10,935,557	$144,630,039	$90,577,335	$25,304,490
Net Assets	$5,513,752	$10,935,557	$144,630,039	$90,577,335	$25,304,490

NET ASSETS, representing:
Accumulation units	$5,513,752	$10,935,557	$144,630,039	$90,577,335	$25,304,490
	$5,513,752	$10,935,557	$144,630,039	$90,577,335	$25,304,490

Units outstanding	1,398,205	830,293	1,940,628	2,647,346	1,085,022

Portfolio shares held	551,375	688,204	992,248	1,560,602	510,892
Portfolio net asset value per share	$10.00	$15.89	$145.76	$58.04	$49.53
Investment in portfolio shares, at cost	$5,513,752	$7,926,606	$24,174,787	$25,000,732	$7,804,567

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

INVESTMENT INCOME
Dividend income	$227,008	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	19,973	37,176	473,219	304,333	85,692
Reimbursement for excess expenses	—	(2,794)	(85,666)	(193,313)	(43,535)
NET EXPENSES	19,973	34,382	387,553	111,020	42,157

NET INVESTMENT INCOME (LOSS)	207,035	(34,382)	(387,553)	(111,020)	(42,157)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	213,633	9,933,060	4,941,548	1,269,992
Net change in unrealized appreciation (depreciation) on investments	—	586,191	13,526,232	5,893,460	1,557,105
NET GAIN (LOSS) ON INVESTMENTS	—	799,824	23,459,292	10,835,008	2,827,097

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$207,035	$765,442	$23,071,739	$10,723,988	$2,784,940
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)**	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$1,807,937	$10,524,930	$4,421,987	$—	$2,804,952
Net Assets	$1,807,937	$10,524,930	$4,421,987	$—	$2,804,952

NET ASSETS, representing:
Accumulation units	$1,807,937	$10,524,930	$4,421,987	$—	$2,804,952
	$1,807,937	$10,524,930	$4,421,987	$—	$2,804,952

Units outstanding	156,103	255,834	131,696	—	279,096

Portfolio shares held	230,899	62,116	61,872	—	36,174
Portfolio net asset value per share	$7.83	$169.44	$71.47	$—	$77.54
Investment in portfolio shares, at cost	$1,251,134	$2,535,676	$1,371,925	$—	$875,797

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	4/11/2025**	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	6,237	34,296	14,343	1,611	8,910
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	6,237	34,296	14,343	1,611	8,910

NET INVESTMENT INCOME (LOSS)	(6,237)	(34,296)	(14,343)	(1,611)	(8,910)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,654	530,114	239,056	236,911	88,241
Net change in unrealized appreciation (depreciation) on investments	89,644	1,082,325	408,608	(329,607)	426,413
NET GAIN (LOSS) ON INVESTMENTS	150,298	1,612,439	647,664	(92,696)	514,654

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$144,061	$1,578,143	$633,321	$(94,307)	$505,744
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)**	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio**	AST Large-Cap Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$11,017,261	$3,008,092	$—	$852,547
Net Assets	$—	$11,017,261	$3,008,092	$—	$852,547

NET ASSETS, representing:
Accumulation units	$—	$11,017,261	$3,008,092	$—	$852,547
	$—	$11,017,261	$3,008,092	$—	$852,547

Units outstanding	—	414,847	174,175	—	77,471

Portfolio shares held	—	52,003	44,977	—	19,043
Portfolio net asset value per share	$—	$211.86	$66.88	$—	$44.77
Investment in portfolio shares, at cost	$—	$1,998,229	$946,484	$—	$756,170

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	4/25/2025**	12/31/2025	12/31/2025	1/24/2025**	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	918	36,424	10,080	153	2,495
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	918	36,424	10,080	153	2,495

NET INVESTMENT INCOME (LOSS)	(918)	(36,424)	(10,080)	(153)	(2,495)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,716	1,029,352	126,385	24,262	(9,713)
Net change in unrealized appreciation (depreciation) on investments	(34,407)	361,731	26,882	(13,140)	96,377
NET GAIN (LOSS) ON INVESTMENTS	25,309	1,391,083	153,267	11,122	86,664

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$24,391	$1,354,659	$143,187	$10,969	$84,169
*Date subaccount became available for investment.
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

OPERATIONS
Net investment income (loss)	$207,035	$(34,382)	$(387,553)	$(111,020)	$(42,157)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	213,633	9,933,060	4,941,548	1,269,992
Net change in unrealized appreciation (depreciation) on investments	—	586,191	13,526,232	5,893,460	1,557,105
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	207,035	765,442	23,071,739	10,723,988	2,784,940

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	141,229	194,328	852,709	921,118	325,958
Policy loans	(32,743)	(91,890)	(738,615)	(595,910)	(93,442)
Policy loan repayments and interest	625,536	77,507	938,177	765,978	150,516
Surrenders, withdrawals and death benefits	(8,698,056)	(416,784)	(5,569,881)	(3,486,770)	(732,332)
Net transfers between other subaccounts
or fixed rate option	7,697,957	594,346	(2,507,775)	(2,291,698)	(791,947)
Miscellaneous transactions	(15,491)	(1,851)	(34,237)	(25,204)	(4,898)
Other charges	(179,538)	(284,211)	(3,149,570)	(2,146,790)	(645,363)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(461,106)	71,445	(10,209,192)	(6,859,276)	(1,791,508)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(254,071)	836,887	12,862,547	3,864,712	993,432

NET ASSETS
Beginning of period	5,767,823	10,098,670	131,767,492	86,712,623	24,311,058
End of period	$5,513,752	$10,935,557	$144,630,039	$90,577,335	$25,304,490

Beginning units	1,516,511	823,908	2,089,561	2,864,282	1,167,182
Units issued	1,010,361	69,657	27,322	2,434	2,895
Units redeemed	(1,128,667)	(63,272)	(176,255)	(219,370)	(85,055)
Ending units	1,398,205	830,293	1,940,628	2,647,346	1,085,022

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	4/11/2025**	12/31/2025

OPERATIONS
Net investment income (loss)	$(6,237)	$(34,296)	$(14,343)	$(1,611)	$(8,910)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,654	530,114	239,056	236,911	88,241
Net change in unrealized appreciation (depreciation) on investments	89,644	1,082,325	408,608	(329,607)	426,413
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	144,061	1,578,143	633,321	(94,307)	505,744

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,344	71,638	35,748	7,738	23,773
Policy loans	(6,530)	(69,997)	(7,965)	(4,195)	303
Policy loan repayments and interest	12,818	54,143	19,157	2,003	4,333
Surrenders, withdrawals and death benefits	(73,653)	(325,952)	(156,943)	(28,612)	(81,255)
Net transfers between other subaccounts
or fixed rate option	(82,075)	(150,486)	(25,352)	(1,505,945)	50,326
Miscellaneous transactions	1,073	(383)	1,458	(615)	(527)
Other charges	(45,598)	(218,377)	(98,305)	(12,096)	(58,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(171,621)	(639,414)	(232,202)	(1,541,722)	(61,551)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,560)	938,729	401,119	(1,636,029)	444,193

NET ASSETS
Beginning of period	1,835,497	9,586,201	4,020,868	1,636,029	2,360,759
End of period	$1,807,937	$10,524,930	$4,421,987	$—	$2,804,952

Beginning units	171,989	272,981	139,472	68,854	285,654
Units issued	4,231	1,416	3,851	35	7,641
Units redeemed	(20,117)	(18,563)	(11,627)	(68,889)	(14,199)
Ending units	156,103	255,834	131,696	—	279,096
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	4/25/2025**	12/31/2025	12/31/2025	1/24/2025**	12/31/2025

OPERATIONS
Net investment income (loss)	$(918)	$(36,424)	$(10,080)	$(153)	$(2,495)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,716	1,029,352	126,385	24,262	(9,713)
Net change in unrealized appreciation (depreciation) on investments	(34,407)	361,731	26,882	(13,140)	96,377
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,391	1,354,659	143,187	10,969	84,169

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,669	55,177	24,075	861	99,350
Policy loans	(843)	(22,264)	(4,374)	(137)	(3,199)
Policy loan repayments and interest	(366)	33,101	7,600	498	13,371
Surrenders, withdrawals and death benefits	(2,482)	(736,710)	(81,535)	(17,935)	(18,780)
Net transfers between other subaccounts
or fixed rate option	(855,479)	(186,174)	(54,964)	(666,788)	776,059
Miscellaneous transactions	(12)	(19,454)	(1,031)	432	(80,760)
Other charges	(8,502)	(232,900)	(63,639)	(1,342)	(17,663)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(863,015)	(1,109,224)	(173,868)	(684,411)	768,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(838,624)	245,435	(30,681)	(673,442)	852,547

NET ASSETS
Beginning of period	838,624	10,771,826	3,038,773	673,442	—
End of period	$—	$11,017,261	$3,008,092	$—	$852,547

Beginning units	176,164	461,853	185,314	55,872	—
Units issued	908	5,505	617	37	150,697
Units redeemed	(177,072)	(52,511)	(11,756)	(55,909)	(73,226)
Ending units	—	414,847	174,175	—	77,471
*Date subaccount became available for investment.
**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$259,238	$(33,591)	$(362,438)	$(117,522)	$(42,407)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	183,436	8,050,300	4,196,725	1,147,010
Net change in unrealized appreciation (depreciation) on investments	—	123,972	20,719,979	7,967,728	1,768,276
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	259,238	273,817	28,407,841	12,046,931	2,872,879

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	155,480	191,239	893,024	980,510	344,955
Policy loans	4,203	(66,974)	(744,382)	(479,636)	(107,163)
Policy loan repayments and interest	776,593	107,000	1,005,287	813,010	274,256
Surrenders, withdrawals and death benefits	(7,147,605)	(348,771)	(4,532,441)	(3,069,926)	(884,275)
Net transfers between other subaccounts
or fixed rate option	6,360,285	(268,627)	(3,113,219)	(2,067,126)	(697,214)
Miscellaneous transactions	(20,378)	(6,311)	(162,631)	(50,140)	(17,551)
Other charges	(180,804)	(272,817)	(2,913,632)	(2,086,924)	(628,940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(52,226)	(665,261)	(9,567,994)	(5,960,232)	(1,715,932)

TOTAL INCREASE (DECREASE) IN NET ASSETS	207,012	(391,444)	18,839,847	6,086,699	1,156,947

NET ASSETS
Beginning of period	5,560,811	10,490,114	112,927,645	80,625,924	23,154,111
End of period	$5,767,823	$10,098,670	$131,767,492	$86,712,623	$24,311,058

Beginning units	1,530,003	878,693	2,255,527	3,072,262	1,254,228
Units issued	987,836	8,486	3,613	6,504	2,261
Units redeemed	(1,001,328)	(63,271)	(169,579)	(214,484)	(89,307)
Ending units	1,516,511	823,908	2,089,561	2,864,282	1,167,182

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(6,401)	$(31,658)	$(13,556)	$(6,231)	$(8,206)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,427	529,042	196,330	49,642	144,731
Net change in unrealized appreciation (depreciation) on investments	113,136	1,428,208	524,141	27,346	179,179
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	144,162	1,925,592	706,915	70,757	315,704

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,948	72,831	37,003	23,986	24,342
Policy loans	(8,004)	(85,462)	(6,317)	(6,768)	(5,359)
Policy loan repayments and interest	78,927	100,976	18,191	34,775	12,989
Surrenders, withdrawals and death benefits	(164,955)	(387,249)	(197,751)	(130,554)	(133,201)
Net transfers between other subaccounts
or fixed rate option	(36,122)	19,833	(3,567)	(90,633)	(28,753)
Miscellaneous transactions	(1,234)	(10,052)	(511)	(1,721)	(2,197)
Other charges	(47,619)	(196,863)	(90,671)	(42,080)	(52,971)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(153,059)	(485,986)	(243,623)	(212,995)	(185,150)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,897)	1,439,606	463,292	(142,238)	130,554

NET ASSETS
Beginning of period	1,844,394	8,146,595	3,557,576	1,778,267	2,230,205
End of period	$1,835,497	$9,586,201	$4,020,868	$1,636,029	$2,360,759

Beginning units	187,046	288,151	148,754	77,845	309,650
Units issued	1,444	7,086	2,004	1,733	4,936
Units redeemed	(16,501)	(22,256)	(11,286)	(10,724)	(28,932)
Ending units	171,989	272,981	139,472	68,854	285,654

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(3,031)	$(34,741)	$(10,510)	$(2,418)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	3,494	566,447	157,470	3,025
Net change in unrealized appreciation (depreciation) on investments	4,972	2,051,436	80,770	45,814
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,435	2,583,142	227,730	46,421

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,115	62,878	24,750	17,781
Policy loans	(3,802)	(37,916)	(8,467)	(3,314)
Policy loan repayments and interest	23,468	65,496	18,438	7,208
Surrenders, withdrawals and death benefits	(38,886)	(286,129)	(83,474)	(63,020)
Net transfers between other subaccounts
or fixed rate option	(38,830)	(8,440)	(44,986)	17,400
Miscellaneous transactions	(46)	(11,155)	(1,107)	(341)
Other charges	(26,898)	(223,878)	(63,682)	(17,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(63,879)	(439,144)	(158,528)	(41,902)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,444)	2,143,998	69,202	4,519

NET ASSETS
Beginning of period	897,068	8,627,828	2,969,571	668,923
End of period	$838,624	$10,771,826	$3,038,773	$673,442

Beginning units	189,692	482,444	195,537	58,992
Units issued	5,718	11,647	4,203	2,590
Units redeemed	(19,246)	(32,238)	(14,426)	(5,710)
Ending units	176,164	461,853	185,314	55,872

The accompanying notes are an integral part of these financial statements.
A9

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

Note 1:    General

Pruco Life of New Jersey Variable Insurance Account (the “Account”) was established under the laws of the State of New Jersey on December 29, 1982 as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of Variable Life Insurance contract (the “contract” or "product") are invested in the Account. The portion of the Account’s assets applicable to the contract is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.
The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contract. The contract offers the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios").

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)*
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)*
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
AST Cohen & Steers Realty Portfolio*
AST Large-Cap Equity Portfolio

*Subaccount merged during the period ended December 31, 2025.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2025 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 24, 2025	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
April 11, 2025	PSF Natural Resources Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)
April 25, 2025	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)

New sales of the product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements
A10

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)
should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
A11

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2025, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:     Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2025 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$3,891,398	$4,372,478
PSF PGIM Total Return Bond Portfolio (Class I)	871,152	834,088
PSF PGIM Jennison Blend Portfolio (Class I)	1,566,524	12,163,270
PSF PGIM Flexible Managed Portfolio (Class I)	75,866	7,046,162
PSF PGIM 50/50 Balanced Portfolio (Class I)	60,615	1,894,279
PSF PGIM High Yield Bond Portfolio (Class I)	46,855	224,713
PSF Stock Index Portfolio (Class I)	48,584	722,295
PSF PGIM Jennison Value Portfolio (Class I)	114,272	360,817
PSF Natural Resources Portfolio (Class I)	718	1,544,051
PSF Global Portfolio (Class I)	64,279	134,740
PSF PGIM Government Income Portfolio (Class I)	4,302	868,235
PSF PGIM Jennison Growth Portfolio (Class I)	133,408	1,279,056
PSF Small-Cap Stock Index Portfolio (Class I)	9,320	193,268
AST Cohen & Steers Realty Portfolio	378	684,942
AST Large-Cap Equity Portfolio	1,483,639	717,756

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder
A12

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)
communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The subaccounts of the Account indirectly bear the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five periods preceding December 31, 2025.

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2025	1,398	$3.94	$5,514	3.97%	0.35%	3.68%
December 31, 2024	1,517	$3.80	$5,768	4.89%	0.35%	4.65%
December 31, 2023	1,530	$3.63	$5,561	4.77%	0.35%	4.52%
December 31, 2022	1,606	$3.48	$5,585	1.36%	0.35%	1.04%
December 31, 2021	1,712	$3.44	$5,894	0.04%	0.35%	-0.29%

A13

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2025	830	$13.17	$10,936	0.00%	0.32%	7.45%
December 31, 2024	824	$12.26	$10,099	0.00%	0.32%	2.67%
December 31, 2023	879	$11.94	$10,490	0.00%	0.32%	6.93%
December 31, 2022	916	$11.16	$10,229	0.00%	0.32%	-15.08%
December 31, 2021	980	$13.15	$12,884	0.00%	0.33%	-1.08%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2025	1,941	$74.53	$144,630	0.00%	0.29%	18.19%
December 31, 2024	2,090	$63.06	$131,767	0.00%	0.29%	25.95%
December 31, 2023	2,256	$50.07	$112,928	0.00%	0.29%	32.14%
December 31, 2022	2,431	$37.89	$92,119	0.00%	0.29%	-25.31%
December 31, 2021	2,579	$50.73	$130,850	0.00%	0.29%	20.01%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2025	2,647	$34.21	$90,577	0.00%	0.13%	13.02%
December 31, 2024	2,864	$30.27	$86,713	0.00%	0.14%	15.36%
December 31, 2023	3,072	$26.24	$80,626	0.00%	0.14%	17.77%
December 31, 2022	3,299	$22.28	$73,519	0.00%	0.13%	-14.82%
December 31, 2021	3,544	$26.16	$92,715	0.00%	0.14%	17.20%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2025	1,085	$23.32	$25,304	0.00%	0.17%	11.97%
December 31, 2024	1,167	$20.83	$24,311	0.00%	0.18%	12.83%
December 31, 2023	1,254	$18.46	$23,154	0.00%	0.18%	15.25%
December 31, 2022	1,332	$16.02	$21,330	0.00%	0.18%	-14.85%
December 31, 2021	1,429	$18.81	$26,881	0.00%	0.18%	13.17%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2025	156	$11.58	$1,808	0.00%	0.35%	8.52%
December 31, 2024	172	$10.67	$1,835	0.00%	0.35%	8.23%
December 31, 2023	187	$9.86	$1,844	0.00%	0.35%	11.43%
December 31, 2022	194	$8.85	$1,712	0.00%	0.35%	-11.55%
December 31, 2021	203	$10.00	$2,027	0.00%	0.35%	7.55%

	PSF Stock Index Portfolio (Class I)
December 31, 2025	256	$41.14	$10,525	0.00%	0.35%	17.15%
December 31, 2024	273	$35.12	$9,586	0.00%	0.35%	24.21%
December 31, 2023	288	$28.27	$8,147	0.00%	0.35%	25.48%
December 31, 2022	300	$22.53	$6,769	0.00%	0.35%	-18.62%
December 31, 2021	320	$27.69	$8,851	0.00%	0.35%	27.83%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2025	132	$33.58	$4,422	0.00%	0.35%	16.47%
December 31, 2024	139	$28.83	$4,021	0.00%	0.35%	20.54%
December 31, 2023	149	$23.92	$3,558	0.00%	0.35%	14.80%
December 31, 2022	155	$20.83	$3,235	0.00%	0.35%	-8.21%
December 31, 2021	166	$22.70	$3,758	0.00%	0.35%	27.34%

	PSF Natural Resources Portfolio (Class I) (merged April 11, 2025)
December 31, 2025	—	$22.27	$—	0.00%	0.35%	-6.26%
December 31, 2024	69	$23.76	$1,636	0.00%	0.35%	4.01%
December 31, 2023	78	$22.84	$1,778	0.00%	0.35%	1.63%
December 31, 2022	81	$22.48	$1,824	0.00%	0.35%	21.62%
December 31, 2021	84	$18.48	$1,555	0.00%	0.35%	25.07%

	PSF Global Portfolio (Class I)
December 31, 2025	279	$10.05	$2,805	0.00%	0.35%	21.61%
December 31, 2024	286	$8.26	$2,361	0.00%	0.35%	14.75%
December 31, 2023	310	$7.20	$2,230	0.00%	0.35%	19.18%
December 31, 2022	327	$6.04	$1,976	0.00%	0.35%	-19.08%
December 31, 2021	340	$7.47	$2,542	0.00%	0.35%	17.81%

A14

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Income Portfolio (Class I) (merged April 25, 2025)
December 31, 2025	—	$4.90	$—	0.00%	0.35%	2.93%
December 31, 2024	176	$4.76	$839	0.00%	0.35%	0.66%
December 31, 2023	190	$4.73	$897	0.00%	0.35%	4.73%
December 31, 2022	193	$4.52	$873	0.00%	0.35%	-13.75%
December 31, 2021	199	$5.24	$1,044	0.00%	0.35%	-3.51%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2025	415	$26.56	$11,017	0.00%	0.35%	13.87%
December 31, 2024	462	$23.32	$10,772	0.00%	0.35%	30.42%
December 31, 2023	482	$17.88	$8,628	0.00%	0.35%	52.97%
December 31, 2022	502	$11.69	$5,872	0.00%	0.35%	-37.82%
December 31, 2021	533	$18.80	$10,018	0.00%	0.35%	15.60%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2025	174	$17.27	$3,008	0.00%	0.35%	5.32%
December 31, 2024	185	$16.40	$3,039	0.00%	0.35%	7.98%
December 31, 2023	196	$15.19	$2,970	0.00%	0.35%	15.33%
December 31, 2022	207	$13.17	$2,720	0.00%	0.35%	-16.66%
December 31, 2021	232	$15.80	$3,663	0.00%	0.35%	25.90%

	AST Cohen & Steers Realty Portfolio (merged January 24, 2025)
December 31, 2025	—	$12.25	$—	0.00%	0.35%	1.67%
December 31, 2024	56	$12.05	$673	0.00%	0.35%	6.30%
December 31, 2023	59	$11.34	$669	0.00%	0.35%	11.69%
December 31, 2022	60	$10.15	$611	0.00%	0.35%	-25.62%
December 31, 2021	2	$13.65	$22	0.00%	0.35%	35.48%

	AST Large-Cap Equity Portfolio (available January 24, 2025)
December 31, 2025	77	$11.00	$853	0.00%	0.35%	10.35%
December 31, 2024	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2023	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2022	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2021	—	$—	$—	0.00%	0.00%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2025 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

A15

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT—(Continued)
Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. This fee is charged at an effective annual rate of up to 0.35%, and is applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 3.2% and a premium processing charge is deducted that ranges from $30 to $48 on an annualized basis. The amount deducted for the premium processing charge is determined by the frequency of premium payments. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, a guaranteed minimum death benefit fee, and an additional mortality risk fee.
Reimbursement for excess expenses - Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. PSF PGIM Government Money Market Portfolio (Class I), PSF PGIM Total Return Bond Portfolio (Class I), PSF PGIM Jennison Blend Portfolio (Class I), PSF PGIM Flexible Managed Portfolio (Class I) and PSF PGIM 50/50 Balanced Portfolio (Class I) subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund. During the period ended December 31, 2025, there was a reimbursement for excess expenses for certain subaccounts as noted in the Statements of Operations.

Note 9:     Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses, if applicable.
A16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and the Contract Owners of Pruco Life of New Jersey Variable Insurance Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	PSF Natural Resources Portfolio (Class I) (2)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Global Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF PGIM Government Income Portfolio (Class I) (3)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF PGIM Jennison Growth Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	PSF Small-Cap Stock Index Portfolio (Class I) (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (4)
PSF Stock Index Portfolio (Class I) (1)	AST Large-Cap Equity Portfolio (5)
PSF PGIM Jennison Value Portfolio (Class I) (1)
(1) Statement of net assets as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024.
(2) Statement of net assets as of April 11, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 11, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 11, 2025 (date of merger) and for the year ended December 31, 2024.

(3) Statement of net assets as of April 25, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 25, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 25, 2025 (date of merger) and for the year ended December 31, 2024.

(4) Statement of net assets as of January 24, 2025 (date of merger), statement of operations for the period January 1, 2025 to January 24, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to January 24, 2025 (date of merger) and for the year ended December 31, 2024.

(5) Statement of net assets as of December 31, 2025, statement of operations for the period January 24, 2025 (commencement of operations) to December 31, 2025, and statement of changes in net assets for the period January 24, 2025 (commencement of operations) to December 31, 2025.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
A17

evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 9, 2026

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Variable Insurance Account since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Pruco Life of New Jersey Variable Insurance Account.

A18

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2025, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2025.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 6, 2026

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2025 and 2024, and the related statements of operations and comprehensive income (loss), of equity and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2 and 8 to the financial statements, the Company issues certain life contracts which contain guaranteed benefit features including no-lapse guarantees. For these contract features, additional insurance reserves are established when associated assessments are recognized. The liability for no-lapse guarantee features is included within the additional insurance reserves balance. As of December 31, 2025, the additional insurance reserve was $1.28 billion, recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the significant additional insurance reserve assumptions), and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management when developing the significant assumptions for the guaranteed benefit features accounted for as additional insurance reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to the significant assumptions used by management, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the significant assumptions. These procedures also included, among others, (i) testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, (ii) the use of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the significant assumptions and testing that the significant assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 6, 2026

We have served as the Company's auditor since 1996.

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
December 31, 2025 and 2024 (in thousands, except share amounts)

	December 31, 2025	December 31, 2024
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2025 – $75; 2024 – $0) (amortized cost: 2025 – $3,609,191; 2024 – $3,024,155)	$3,410,389	$2,716,937
Fixed maturities, trading, at fair value (amortized cost: 2025 – $38,555; 2024 – $23,955)	39,234	21,252
Equity securities, at fair value (cost: 2025 – $193,229; 2024 – $353)	192,798	62
Policy loans	1,139,525	1,118,589
Short-term investments	0	11,394
Commercial mortgage and other loans (net of $2,415 and $1,713 allowance for credit losses at December 31, 2025 and 2024, respectively)	584,938	477,328
Other invested assets (includes $3,599 and $55,624 of assets measured at fair value at December 31, 2025 and 2024, respectively)	186,446	233,212
Total investments	5,553,330	4,578,774
Cash and cash equivalents	262,153	170,825
Deferred policy acquisition costs	475,839	417,316
Accrued investment income	68,639	60,368
Reinsurance recoverables and deposit receivables (includes $431,364 and $265,611 of embedded derivatives at fair value at December 31, 2025 and 2024, respectively)	5,870,597	4,929,428
Receivables from parent and affiliates	79,977	70,766
Income tax assets	120,251	113,718
Market risk benefit assets	495,627	492,444
Other assets	81,564	76,876
Separate account assets	14,872,026	14,507,553
TOTAL ASSETS	$27,880,003	$25,418,068
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$5,805,212	$4,928,299
Future policy benefits	2,718,718	2,517,483
Market risk benefit liabilities	495,627	492,444
Reinsurance payables	2,284,228	1,440,264
Payables to parent and affiliates	75,817	462
Other liabilities	261,303	281,973
Separate account liabilities	14,872,026	14,507,553
Total liabilities	26,512,931	24,168,478
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 16)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	1,039,192	1,032,513
Retained earnings	412,103	350,494
Accumulated other comprehensive income (loss)	(86,223)	(135,417)
Total equity	1,367,072	1,249,590
TOTAL LIABILITIES AND EQUITY	$27,880,003	$25,418,068

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	2025	2024	2023
REVENUES
Premiums (includes $110, $50 and $681 of gains (losses) from changes in estimates on deferred profit liability amortization for the years ended December 31, 2025, 2024, and 2023, respectively)	$47,169	$48,744	$39,553
Policy charges and fee income	84,162	705,053	59,679
Net investment income	260,021	219,428	166,024
Asset administration fees	12,950	11,235	9,147
Other income (loss)	12,758	15,401	3,576
Realized investment gains (losses), net	(179,585)	(38,990)	(44,310)
Change in value of market risk benefits, net of related hedging gains (losses)	15,950	39,254	62,792
TOTAL REVENUES	253,425	1,000,125	296,461
BENEFITS AND EXPENSES
Policyholders’ benefits	65,584	1,014,273	55,503
Change in estimates of liability for future policy benefits	(17,257)	(6,049)	(2,115)
Interest credited to policyholders’ account balances	61,260	80,868	64,135
Amortization of deferred policy acquisition costs	20,030	(86,524)	20,572
General, administrative and other expenses	54,030	48,047	50,789
TOTAL BENEFITS AND EXPENSES	183,647	1,050,615	188,884
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	69,778	(50,490)	107,577
Income tax expense (benefit)	8,169	(19,844)	11,870
NET INCOME (LOSS)	$61,609	$(30,646)	$95,707
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	670	(246)	225
Net unrealized investment gains (losses)	79,895	(84,934)	58,515
Interest rate remeasurement of future policy benefits	(2,366)	13,215	(10,299)
Gain (loss) from changes in non-performance risk on market risk benefits	(15,950)	(39,254)	(62,792)
Total	62,249	(111,219)	(14,351)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	13,055	(23,329)	(3,014)
Other comprehensive income (loss), net of taxes	49,194	(87,890)	(11,337)
Comprehensive income (loss)	$110,803	$(118,536)	$84,370

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2022	$2,000	$775,412	$285,433	$(36,190)	$1,026,655
Contributed capital		256,600			256,600
Contributed (distributed) capital- parent/child asset transfers		501			501
Comprehensive income (loss):
Net income (loss)			95,707		95,707
Other comprehensive income (loss), net of tax				(11,337)	(11,337)
Total comprehensive income (loss)			95,707	(11,337)	84,370
Balance, December 31, 2023	2,000	1,032,513	381,140	(47,527)	1,368,126
Comprehensive income (loss):
Net income (loss)			(30,646)		(30,646)
Other comprehensive income (loss), net of tax				(87,890)	(87,890)
Total comprehensive income (loss)			(30,646)	(87,890)	(118,536)
Balance, December 31, 2024	2,000	1,032,513	350,494	(135,417)	1,249,590
Contributed capital		5,056			5,056
Contributed (distributed) capital- parent/child asset transfers		1,623			1,623
Comprehensive income (loss):
Net income (loss)			61,609		61,609
Other comprehensive income (loss), net of tax				49,194	49,194
Total comprehensive income (loss)			61,609	49,194	110,803
Balance, December 31, 2025	$2,000	$1,039,192	$412,103	$(86,223)	$1,367,072

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$61,609	$(30,646)	$95,707
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(21,090)	(19,988)	(9,491)
Interest credited to policyholders’ account balances	61,260	80,868	64,135
Realized investment (gains) losses, net	179,585	38,990	44,310
Change in value of market risk benefits, net of related hedging (gains) losses	(15,950)	(39,254)	(62,792)
Change in:
Future policy benefits and other insurance liabilities	255,130	274,314	290,389
Reinsurance related-balances	(227,680)	(233,018)	(240,564)
Accrued investment income	(8,271)	(7,191)	(28,684)
Net payables to (receivables from) parent and affiliates	11,817	17,320	(8,270)
Deferred policy acquisition costs	(58,523)	(58,050)	(41,264)
Income taxes	(20,019)	(22,310)	2,416
Derivatives, net	216,269	44,676	14,217
Other, net	15,046	5,790	(27,599)
Cash flows from (used in) operating activities	449,183	51,501	92,510
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	270,068	122,345	114,300
Fixed maturities, trading	10,051	1,790	1,821
Equity securities	280,263	3,771	27
Policy loans	40,573	30,675	30,698
Ceded policy loans	(3,608)	(25,627)	(2,198)
Short-term investments	13,582	23,300	12,000
Commercial mortgage and other loans	120,308	6,881	10,772
Other invested assets	33,044	26,220	2,288
Notes receivable from parent and affiliates	13,054	0	642
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(853,555)	(586,350)	(681,930)
Fixed maturities, trading	(25,567)	0	0
Equity securities	(471,427)	(273)	(57)
Policy loans	(54,207)	(33,087)	(926,073)
Ceded policy loans	4,691	8,243	3,058
Short-term investments	(2,274)	(28,658)	(10,949)
Commercial mortgage and other loans	(222,527)	(246,288)	(102,277)
Other invested assets	(83,429)	(54,690)	(16,146)
Notes receivable from parent and affiliates	(34,150)	(30,135)	(13)
Derivatives, net	25,903	942	458
Other, net	106	0	0
Cash flows from (used in) investing activities	(939,101)	(780,941)	(1,563,579)

	2025	2024	2023
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	1,189,496	1,116,501	1,592,494
Affiliated ceded policyholders’ account deposits	(315,269)	(342,609)	(319,300)
Policyholders’ account withdrawals	(603,442)	(380,486)	(408,084)
Affiliated ceded policyholders’ account withdrawals	286,847	309,633	265,027
Contributed capital	0	0	255,000
Contributed (distributed) capital - parent/child asset transfers	0	0	634
Drafts outstanding	(3,988)	(4,138)	202
Other, net	27,602	14,981	15,712
Cash flows from (used in) financing activities	581,246	713,882	1,401,685
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	91,328	(15,558)	(69,384)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	170,825	186,383	255,767
CASH AND CASH EQUIVALENTS, END OF YEAR	$262,153	$170,825	$186,383
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refunded), net(1)	$24,065	$2,466	$9,454
Interest paid	$42	$0	$156
(1) See Note 12 for additional information regarding the income taxes paid (refunded), net amount by jurisdiction for the year ended December 31, 2025.

Significant Non-Cash Transactions During The Year
2025
There were no significant non-cash transactions for the year ended December 31, 2025.
2024
"Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amounts of $753 million primarily related to reinsurance recoverables and $(642) million related to invested asset transfers, respectively. These are related to the recapture of the risks associated with the business that had previously been reinsured with the affiliate, Prudential Arizona Reinsurance Universal Company ("PAR U"), effective October 1, 2024. The transaction also resulted in "Cash flows from (used in) operating activities" and "cash flows from (used in) investing activities" for the year ended December 31, 2024, to exclude certain non-cash activities in the amounts of $(724) million primarily related to reinsurance recoverables and $642 million primarily related to invested asset transfers, respectively. These are related to the reinsurance with the affiliate, Pruco Life Insurance Company ("Pruco Life"), effective October 1, 2024. See Note 11 for additional information.
"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain net non-cash activities in the amount of $(24) million related to the affiliated reinsurance transaction with Prudential Arizona Reinsurance Captive Company ("PARCC"), effective October 1, 2024. See Note 11 for additional information.
"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $193 million related to the affiliated reinsurance transaction with Prudential Universal Reinsurance Entity Company ("PURE") and The Prudential Insurance Company of America ("Prudential Insurance"), effective January 1, 2024. See Note 11 for additional information.
2023
There were no significant non-cash transactions for the year ended December 31, 2023.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (the "Company" or "PLNJ") is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of Prudential Insurance. Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Segment Information

Although there are separate products within PLNJ, the Company is organized as a single reportable segment and manages the business activities on a total entity basis. The accounting policies are the same as those described in Note 2.

The Company analyzes operating performance using “Income (loss) from operations before income taxes”, as determined in accordance with U.S. GAAP. This is the measure of profit or loss used by the Company’s chief operating decision maker to evaluate performance and allocate resources. The measure of segment assets is reported as “Total Assets” on the Statements of Financial Position. Segment revenue is reported as “Total Revenues” on the Statements of Operations and Comprehensive Income (Loss). As the Company has one reportable segment, there are no intersegment revenues. The Company discloses all significant expense categories separately on the Statements of Operations and Comprehensive Income (Loss).

The Company’s chief operating decision maker is a group of Prudential Financial executives that include the chief financial officer, controller, treasurer, and business leaders, which include the Company’s chief executive officer and chief financial officer. Overall business decisions for the Company are made by this group of executives. Such business decisions include the allocation of capital, distribution/sale of products, and allocation/deployment of overall Prudential Financial resources.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining future policy benefits; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; market risk benefits; the valuation of investments including derivatives, the measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; reinsurance recoverables; any provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. A credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net".

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income”.

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired), the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government-sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 16 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. The allowance is calculated separately for commercial mortgage loans and agricultural property loans.

For commercial mortgage and agricultural property loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural property loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural property loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial mortgage or agricultural property loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized loans carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt.

All restructurings are evaluated under the modification guidance in ASC 310-20. When a loan is modified, the Company evaluates whether the restructuring results in a continuation of the existing loan or a new loan. For modifications that result in a continuation of the existing loan, the CECL allowance of the loan is remeasured using the modified terms, including the loan’s post-modification effective yield, and the allowance is adjusted accordingly.

For modifications that result in a new loan, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the new loan and the recorded investment in the loan. The new loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to repurchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs ("DAC") represents costs directly related to the successful acquisition of new and renewal insurance and annuity business. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, previously capitalized DAC is amortized and included in “Amortization of deferred policy acquisition costs”.

DAC for most long-duration contracts is amortized on a constant-level basis at a grouped contract level over the expected life of the underlying insurance contracts. Contracts are grouped consistent with the groupings used to estimate the liability for future policy benefits (or other related balances) for the corresponding contracts. Since contracts within a grouping may be of different sizes, contracts within a group are weighted to achieve appropriate amortization and to ensure that DAC is derecognized when a policy is no longer in force. The constant-level basis used to weight contracts within a grouping and amortize DAC is generally defined as follows:

•Life insurance contracts – DAC associated with life insurance contracts is generally amortized in proportion to the initial face amount of life insurance in force. This is applicable to traditional and universal life insurance products.
•Payout annuity contracts – DAC associated with payout annuity contracts is amortized in proportion to annual benefit payments.
•Deferred annuity contracts – DAC associated with fixed and variable deferred annuity contracts is amortized in proportion to deposits.

For single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method.

Current period DAC amortization reflects the impact of changes in actual insurance in force during the period and changes in future assumptions effected as of the end of the quarter, where applicable. The Company typically updates actuarial assumptions annually in the second quarter, unless a material change is observed in an interim period that is indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, the Company expects such changes to be gradual over the long-term.

Assumptions used for DAC are consistent with those used in estimating the liability for future policy benefits (or any other related balance) for the corresponding contract. Determining the level of aggregation and actuarial assumptions used in projecting in force terminations requires judgment. Internal criteria are developed to determine the level of aggregation by considering both qualitative and quantitative materiality thresholds.

The assumptions used in projecting in force terminations are mortality, mortality improvement, and lapse assumptions. These assumptions are generally based on the Company’s experience, industry experience and/or other factors, as applicable. For variable deferred annuity contracts, lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefits and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables and deposit receivables includes amounts recoverable under reinsurance agreements and receivables that follow the deposit method of accounting (see “Reinsurance” below).

Market risk benefit assets represents market risk benefits ("MRBs") in an asset position and are presented separately from MRBs in a liability position. See “Market risk benefit liabilities” below. MRB assets also reflect ceded MRBs resulting from reinsurance of the Company's Prudential Defined Income ("PDI") traditional variable annuity contracts. See Note 11 for additional information regarding the reinsurance of PDI.

Income tax assets primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 12 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company accrues a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 12 for additional information regarding income taxes.

Other assets consists primarily of deferred reinsurance losses ("DRL") (see "Reinsurance" below) which are amortized over the expected life of the reinsured contracts on a constant-level basis and premiums due.

Separate account assets represents segregated funds that are invested for certain policyholders, and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrue to the Company and are included in the Company’s results of operations. See Note 7 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits primarily consists of the present value of expected future payments to or on behalf of policyholders, where the timing and amount of such payments depend on policyholder mortality or morbidity, less the present value of expected future net premiums (where net premiums are gross premiums multiplied by the Net-To-Gross ("NTG") ratio discussed below). The liability for future policy benefits is accrued over time as premium revenue is recognized. See Note 8 for additional information regarding future policy benefits.

The reserving methodology used for non-participating traditional and limited-payment contracts include the following:

•Cash Flow Assumptions. In measuring the liability for future policy benefits, the net premium valuation methodology is utilized. Under this methodology, a liability for future policy benefits is established using current best estimate insurance assumptions and interest rate assumptions locked-in at contract issuance date. The NTG ratio is calculated as the ratio of the present value of expected policy benefits and non-level claim settlement expenses divided by the present value of expected gross premiums. The NTG ratio is applied to gross premiums, as premium revenue is recognized, to determine net premiums. The liability is then determined as the present value of expected future policy benefits and non-level claim settlement expenses less the present value of expected future net premiums. The result of the net premium valuation methodology is that the liability at any point in time represents an accumulation of the portion of premiums received to date expected to fund future benefits (i.e., net premiums received to date), less any benefits and expenses already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that obligation would be funded by net premiums received in the future and would be recognized in the liability at that time. For purposes of liability measurement, contracts are grouped into cohorts based primarily on issue year and major product line.

The NTG ratio is generally updated quarterly for actual experience and annually in the second quarter of each year for future cash flow assumption updates during the Company’s annual assumptions review process unless a material change is observed in an interim period that is indicative of a long-term trend, with the exception of claim settlement expense assumptions which the Company has made an entity-wide election to lock-in as of contract issuance. The NTG ratio is subject to a retrospective unlocking method whereby the Company updates its best estimate of cash flows expected over the life of the cohort using actual historical experience and updated future cash flow assumptions. These updated cash flows are used to calculate the revised NTG ratio, which is used to derive an updated liability for future policy benefits as of the beginning of the current reporting period, discounted at the original contract issuance discount rate. The updated liability for future policy benefit amount as of the beginning of the quarter is then compared to the carrying amount of the liability as of that same date, before the updates for actual experience or future cash flow assumptions, to determine the current period change in liability estimate. This current period change in the liability is the liability remeasurement gain or loss that is recorded through current period earnings in “Change in estimates of liability for future policy benefits”. In subsequent periods, the revised NTG ratio is used to measure the liability for future policy benefits, subject to future revisions.

If a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and non-level claim settlement expenses, the NTG ratio is capped at 100%. In these instances, all changes in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately. While the liability for future policy benefits cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”), the NTG ratio may be negative. This would be the case whereby conditions have improved such that the present value of future net premiums plus the existing liability for future policy benefits as of the valuation date exceed the present value of expected future policy benefits and non-level claim settlement expenses. In this case, the negative NTG ratio would be applied going forward to gross premiums received, effectively amortizing the gain into income and reducing the liability over time.

In addition, for limited-payment contracts, the liability for future policy benefits also includes a Deferred Profit Liability ("DPL") representing gross premiums received in excess of net premiums and is generally recognized in revenue in a constant relationship with insurance in force for life contracts or with the amount of expected future benefit payments for annuity contracts. The DPL is subject to a retrospective unlocking adjustment consistent with the liability for future policy benefits discussed above. The DPL cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”).

•Discount Rate Assumption. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., global single A) at contract inception for contracts issued on or after January 1, 2021. The discount rate in effect at contract inception is locked-in for the calculation of the NTG ratio and accretion of interest cost on the liability through net income. However, for balance sheet remeasurement purposes, the discount rate is updated using the current single A rate at each reporting period, with the effect on the liability resulting from such update recorded in “Interest rate remeasurement of future policy benefits" in OCI.

The methodology used in constructing the single A discount rate curve for discounting cash flows used to calculate the liability for future policy benefits is intended to be reflective of the characteristics of the applicable insurance liabilities. The single A discount rate curve is developed by reference to upper medium grade (low credit risk) fixed income instrument yields that reflect the duration characteristics of the applicable insurance liabilities. The single A discount curve for the United States is developed using government bond rates plus public corporate A spreads in the observable periods. The definition of upper medium grade is based on Moody’s Investor Service, Inc. ("Moody's") definition which includes the spectrum of A (i.e., A- to A+). Liquidity is considered in defining the observable period and linear extrapolation is performed to the Company's ultimate long-term economic assumptions. Annually, the Company performs a comprehensive review of the economic assumptions, including long-term interest rate assumptions and equity return assumptions, generally utilizing relevant economic outlook information and industry surveys as the primary basis.

The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain long-duration life contracts, such as no-lapse guarantee contract features (Additional Insurance Reserves or "AIR" liability), for which a liability is established when associated assessments are recognized (which include investment margin on policyholders' account balances deposited to fixed and indexed funds and all policy charges including charges for administration, mortality, expense, surrender, and other charges). This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that excess payment would be funded by assessments received in the future and would be recognized in the liability at that time. The reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience as described below, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings. Any adjustments to this liability related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI.

For universal life type contracts and participating contracts, the Company performs premium deficiency tests using best estimate assumptions as of the testing date, at a minimum, on an annual basis, and on a quarterly basis for business whose profitability is closely tied to equity market performance. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves including unearned revenue reserves ("URR"), net of reinsurance), the existing net reserves are adjusted by first reducing these assets by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, the net reserves are increased by the excess through a charge to current period earnings included in "Policyholders' benefits". Since investment yields are used as the discount rate, the premium deficiency test is also performed using a discount rate based on the market yield (i.e., assuming what would be the impact if any unrealized gains (losses) were realized as of the testing date). In the event that by using the market yield a deficiency occurs, an adjustment is established for the deficiency and is included in AOCI.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Expense assumptions included in the liability only include claim related expenses and exclude acquisition costs and non-claim related costs such as costs relating to investments, general administration, policy maintenance, product development, market research, and general overhead.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. The unearned revenue liability represents policy charges for services to be provided in future periods. The charges are deferred as incurred and are generally amortized over the expected life of the contract using the same methodology, factors, and assumption used to amortize DAC. See Note 9 for additional information regarding policyholders’ account balances. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products. The changes in the fair value of the embedded derivatives are recorded in net income. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Market risk benefit liabilities represents contracts or contract features that provide protection to the contractholder and exposes the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits associated with annuities products including guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). The benefits are accounted for using a fair value measurement framework. If a contract contains multiple market risk benefits, the benefits are bundled together and accounted for as a single compound market risk benefit. Market risk benefits in an asset position are presented separately from those in a liability position as there is no legal right of offset between contracts. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of market risk benefits is based on assumptions a market participant would use in valuing market risk benefits. For additional information regarding the valuation of market risk benefits, see Note 5. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, in "Change in value of market risk benefits, net of related hedging gains (losses)", except for the portion of the change attributable to changes in the Company’s non-performance risk ("NPR") which is recorded in OCI. See Note 10 for additional information regarding market risk benefits. See "Reinsurance" below for information regarding the reinsurance of MRBs.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”.

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”.

Reinsurance payables represents amounts payable under reinsurance agreements (see “Reinsurance” below). Reinsurance payables may also include derivative instruments for which fair values are determined as described below under "Derivative Financial Instruments"

Other liabilities consists primarily of deferred reinsurance gains ("DRG") (see "Reinsurance" below), which are amortized over the expected life of the reinsured contracts on a constant-level basis, accrued expenses and technical overdrafts. The amortization method for DRG is amortized over the expected life of the reinsured contracts on a constant-level basis.

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES, BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future policy benefits and non-level claim settlement expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are generally accounted for as market risk benefits (see “Market risk benefits” above).

Amounts received from policyholders as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts using the same methodology, factors, and assumption used to amortize DAC as described above. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products where changes in the value of the embedded derivatives are recorded through "Realized investment gains (losses), net". For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 15). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments. Realized investment gains (losses) from the sales of securities are generally calculated using the specific identification method.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and NPR used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to risks such as interest rate, credit, foreign currency and equity associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets” and "Reinsurance recoverable and deposit receivables", or as liabilities within “Payables to parent and affiliates” or "Reinsurance payables".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables and deposit receivables”. Additionally, changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

Reinsurance

The Company participates in reinsurance arrangements in various capacities as either the ceding entity or as the reinsurer (i.e., assuming entity). See Note 11 for additional information regarding the Company’s reinsurance arrangements. Reinsurance assumed business is generally accounted for consistent with direct business. Amounts currently recoverable under reinsurance agreements are included in “Reinsurance recoverables and deposit receivables” and amounts payable are included in “Reinsurance payables.” “Reinsurance recoverables and deposit receivables” also includes receivables from modified coinsurance arrangements where the Company is the cedant, and are net of the payables under these arrangements which generally reflect the fair value of the invested assets retained by the cedant. The receivables and payables associated with these modified coinsurance arrangements each contain an embedded derivative that is bifurcated and accounted for at fair value separately from the host contract, with changes in fair value recorded through “Realized investment gains (losses), net”, and are ultimately presented net within “Reinsurance recoverables and deposit receivables”. Revenues and benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance recoverables are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits”. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. For reinsurance of in force blocks of non-participating traditional and limited-payment contracts, the current value of the direct liability as of inception of the reinsurance agreement is used to calculate the reinsurance recoverable and cost of reinsurance such that there is no immediate other comprehensive income or loss from recognition of the reinsurance recoverable at inception. Consistent with the direct liability, the reinsurance recoverable for non-participating traditional and limited-payment contracts is remeasured each period using current single A rates with the effect on the reinsurance recoverable resulting from such updates recorded in "Interest rate remeasurement of future policy benefits" in OCI. For reinsurance of limited-payment contracts, the Company establishes a cost of reinsurance asset relating to the direct DPL and amortizes this balance through “Premiums” using the same methodology and assumptions used to amortize the direct DPL.

For reinsurance of existing in force blocks of long-duration contracts that transfer significant insurance risk, the difference between the fair value of the net consideration exchanged and the net liabilities ceded related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. This initial net cost of reinsurance is deferred and amortized into income over the remaining life of the reinsured policies on a basis consistent with the methodologies and assumptions used for amortizing DAC. This initial net cost of reinsurance may result in a deferred reinsurance gain which is recorded in "Other liabilities" and amortized through "Other income (loss)", or a deferred reinsurance loss which is recorded in "Other assets" and amortized through "General, administrative and other expenses".

Consistent with direct contracts, reinsurance agreements may also include features that meet the definition of an MRB and, if so, are accounted for at fair value. The fair value of direct or assumed MRBs reflects the Company's NPR, while the fair value of ceded MRBs reflects the counterparty credit risk of the reinsurer. Changes in the fair value of ceded MRBs, including the impact of changes in counterparty credit risk, are recorded in net income in "Change in value of market risk benefits, net of related hedging gains (losses)".

Coinsurance arrangements contrast with the Company’s yearly renewable term ("YRT") arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under YRT arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contractholders to the Company. As YRT arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to direct premiums over the life of the underlying policies.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in “Reinsurance payables” and deposits made are included in “Reinsurance recoverables and deposit receivables.” As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as “Other income (loss)” or “General, administrative and other expenses,” as appropriate.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2025, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASUs adopted during the year ended December 31, 2025

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2023-09—Income Taxes (Topic 740) Improvements to Income Tax Disclosures	This ASU requires entities to provide additional information primarily related to the effective tax rate reconciliation and income taxes paid.	January 1, 2025 using the prospective method.	Adoption of the ASU did not have an impact on the Company's Financial Statements but resulted in expanded disclosures in the Notes to the Financial Statements.

ASUs issued but not yet adopted as of December 31, 2025

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2024-03—Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses	This ASU requires public companies to disclose, in interim and annual reporting periods, additional information about certain expenses in the notes to financial statements.	Effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027, with early adoption permitted and applied either prospectively or retrospectively.	The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2025
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$51,532	$1	$983	$0	$50,550
Obligations of U.S. states and their political subdivisions	135,644	121	8,258	0	127,507
Foreign government securities	86,889	295	15,341	0	71,843
U.S. public corporate securities	1,921,498	21,238	184,381	75	1,758,280
U.S. private corporate securities	399,786	8,717	5,472	0	403,031
Foreign public corporate securities	428,379	6,655	24,589	0	410,445
Foreign private corporate securities	300,759	17,374	11,243	0	306,890
Asset-backed securities(1)	179,391	579	405	0	179,565
Commercial mortgage-backed securities	81,942	562	3,450	0	79,054
Residential mortgage-backed securities(2)	23,371	196	343	0	23,224
Total fixed maturities, available-for-sale	$3,609,191	$55,738	$254,465	$75	$3,410,389
(1)Includes credit-tranched securities collateralized by loan obligations, home equity, education loans and auto loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$51,847	$0	$3,041	$0	$48,806
Obligations of U.S. states and their political subdivisions	156,065	23	9,308	0	146,780
Foreign government securities	85,052	10	19,308	0	65,754
U.S. public corporate securities	1,759,560	4,794	217,474	0	1,546,880
U.S. private corporate securities	297,278	1,963	10,499	0	288,742
Foreign public corporate securities	258,728	799	30,374	0	229,153
Foreign private corporate securities	256,820	2,059	20,465	0	238,414
Asset-backed securities(1)	46,956	196	532	0	46,620
Commercial mortgage-backed securities	96,459	0	5,437	0	91,022
Residential mortgage-backed securities(2)	15,390	148	772	0	14,766
Total fixed maturities, available-for-sale	$3,024,155	$9,992	$317,210	$0	$2,716,937
(1)Includes credit-tranched securities collateralized by loan obligations, education loans and auto loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2025
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$50,173	$983	$50,173	$983
Obligations of U.S. states and their political subdivisions	26,172	543	81,632	7,715	107,804	8,258
Foreign government securities	1,233	13	61,032	15,328	62,265	15,341
U.S. public corporate securities	58,436	2,811	910,530	181,372	968,966	184,183
U.S. private corporate securities	32,658	112	116,538	5,360	149,196	5,472
Foreign public corporate securities	26,635	74	131,314	24,515	157,949	24,589
Foreign private corporate securities	8,425	746	54,278	10,497	62,703	11,243
Asset-backed securities	6,154	26	5,433	379	11,587	405
Commercial mortgage-backed securities	0	0	63,492	3,450	63,492	3,450
Residential mortgage-backed securities	0	0	11,447	343	11,447	343
Total fixed maturities, available-for-sale	$159,713	$4,325	$1,485,869	$249,942	$1,645,582	$254,267

	December 31, 2024
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$383	$3	$48,423	$3,038	$48,806	$3,041
Obligations of U.S. states and their political subdivisions	67,690	2,057	74,006	7,251	141,696	9,308
Foreign government securities	3,464	129	61,163	19,179	64,627	19,308
U.S. public corporate securities	427,698	12,874	894,799	204,600	1,322,497	217,474
U.S. private corporate securities	68,806	1,038	107,275	9,461	176,081	10,499
Foreign public corporate securities	68,181	2,154	108,111	28,220	176,292	30,374
Foreign private corporate securities	78,262	2,590	84,669	17,875	162,931	20,465
Asset-backed securities	2,143	12	6,914	520	9,057	532
Commercial mortgage-backed securities	0	0	91,022	5,437	91,022	5,437
Residential mortgage-backed securities	148	4	10,729	768	10,877	772
Total fixed maturities, available-for-sale	$716,775	$20,861	$1,487,111	$296,349	$2,203,886	$317,210

As of December 31, 2025 and 2024, the gross unrealized losses on fixed maturity, available-for-sale securities without an allowance of $253 million and $313 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $1 million and $4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2025, the $250 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the consumer non-cyclical, utility and finance sectors. As of December 31, 2024, the $296 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the utility, consumer non-cyclical and finance sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2025. This conclusion was based on a detailed analysis of the underlying credit and cash flows for each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening and foreign currency exchange rate movements. As of December 31, 2025, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2025
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$43,721	$43,608
Due after one year through five years	834,603	850,797
Due after five years through ten years	801,032	824,031
Due after ten years	1,645,131	1,410,110
Asset-backed securities	179,391	179,565
Commercial mortgage-backed securities	81,942	79,054
Residential mortgage-backed securities	23,371	23,224
Total fixed maturities, available-for-sale	$3,609,191	$3,410,389
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$107,624	$21,403	$11,103
Proceeds from maturities/prepayments	162,550	100,925	103,064
Gross investment gains from sales and maturities	1,150	1,525	86
Gross investment losses from sales and maturities	(5,312)	(5,269)	(2,014)
Write-downs recognized in earnings	(499)	0	0
(Addition to) release of allowance for credit losses	(75)	4	359
(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $(0.1) million, less than $0.1 million and $0.1 million for the years ended December 31, 2025, 2024, and 2023, respectively.

The following tables set forth the balance of and changes in the allowance for credit losses for fixed maturity securities, as of and for the periods indicated:

	Year Ended December 31, 2025
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	566	0	0	0	566
Additions (reductions) on securities with previous allowance	0	0	(19)	0	0	0	(19)
Write-downs charged against the allowance	0	0	(472)	0	0	0	(472)
Balance, end of period	$0	$0	$75	$0	$0	$0	$75

	Year Ended December 31, 2024
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$0	$0	$0	$4	$4
Additions to allowance for credit losses not previously recorded	0	0	208	0	0	2	210
Additions (reductions) on securities with previous allowance	0	0	(208)	0	0	(6)	(214)
Balance, end of period	$0	$0	$0	$0	$0	$0	$0

See Note 2 for additional information about the Company’s methodology for developing its allowance and expected losses.

For the year ended December 31, 2025, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to net additions within the communications sector within corporate securities primarily due to adverse projected cash flows.

For the year ended December 31, 2024, the net decrease in the allowance for credit losses on available-for-sale securities was primarily related to a minimal reduction within residential mortgage-backed securities.

The Company did not have any fixed maturity securities purchased with credit deterioration as of both December 31, 2025 and 2024.
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss),” was $2.5 million, $(0.4) million and $1.5 million during the years ended December 31, 2025, 2024, and 2023, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $1.6 million, $(1.2) million and $0.2 million during the years ended December 31, 2025, 2024, and 2023, respectively.

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans”, as of the dates indicated:

	December 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
	($ in thousands)
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$194,148	33.1%	$136,607	28.5%
Health Care Senior Living(1)	4,115	0.7	3,000	0.7
Hospitality	0	0.0	11,981	2.5
Industrial	184,167	31.4	166,012	34.6
Office	5,359	0.9	6,706	1.4
Retail	58,576	10.0	51,092	10.7
Self-Storage(1)	53,735	9.1	33,762	7.0
Other(1)	12,492	2.1	8,593	1.8
Total commercial mortgage loans	512,592	87.3	417,753	87.2
Agricultural property loans	74,761	12.7	61,288	12.8
Total commercial mortgage and agricultural property loans	587,353	100.0%	479,041	100.0%
Allowance for credit losses	(2,415)		(1,713)
Total net commercial mortgage and agricultural property loans	$584,938		$477,328
(1) Prior period amounts have been updated to conform to current period presentation.

As of December 31, 2025, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in Florida (17%), California (15%) and Texas (6%) and included loans secured by properties in Europe (7%) and Mexico (2%).
The following table sets forth the balance of and changes in the allowance for credit losses for commercial mortgage and other loans, as of and for the periods ended:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2022	$405	$3	$408
Addition to (release of) allowance for expected losses	702	52	754
Balance at December 31, 2023	$1,107	$55	$1,162
Addition to (release of) allowance for expected losses	563	(12)	551
Balance at December 31, 2024	$1,670	$43	$1,713
Addition to (release of) allowance for expected losses	614	88	702
Balance at December 31, 2025	$2,284	$131	$2,415
See Note 2 for additional information about the Company's methodology for developing the allowance and expected losses.
For the year ended December 31, 2025, the net increase in the allowance for credit losses on commercial mortgage and other loans was in the general reserve primarily related to loan originations.
For the year ended December 31, 2024, net additions to the allowance for credit losses on commercial mortgage and other loans was in the general reserve primarily related to loan originations.

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2025
	Amortized Cost by Origination Year
	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$63,162	$63,644	$14,587	$29,591	$2,346	$49,156	$0	$222,486
60%-69.99%	119,750	73,212	51,677	0	347	13,333	0	258,319
70%-79.99%	10,099	6,430	6,278	0	0	1,586	0	24,393
80% or greater	0	0	0	0	0	7,394	0	7,394
Total	$193,011	$143,286	$72,542	$29,591	$2,693	$71,469	$0	$512,592
Debt Service Coverage Ratio:
Greater than 1.2x	$176,790	$136,977	$68,264	$29,591	$2,693	$64,006	$0	$478,321
1.0 - 1.2x	12,977	3,790	4,278	0	0	7,463	0	28,508
Less than 1.0x	3,244	2,519	0	0	0	0	0	5,763
Total	$193,011	$143,286	$72,542	$29,591	$2,693	$71,469	$0	$512,592
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$20,168	$31,945	$10,921	$949	$957	$830	$1,393	$67,163
60%-69.99%	3,895	0	2,000	0	0	0	1,703	7,598
70%-79.99%	0	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0	0
Total	$24,063	$31,945	$12,921	$949	$957	$830	$3,096	$74,761
Debt Service Coverage Ratio:
Greater than 1.2x	$24,063	$30,964	$11,918	$949	$957	$830	$3,096	$72,777
1.0 - 1.2x	0	981	0	0	0	0	0	981
Less than 1.0x	0	0	1,003	0	0	0	0	1,003
Total	$24,063	$31,945	$12,921	$949	$957	$830	$3,096	$74,761

	December 31, 2024
	Amortized Cost by Origination Year
	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$65,002	$9,312	$19,739	$2,367	$2,198	$68,971	$0	$167,589
60%-69.99%	115,394	62,665	15,000	347	0	20,157	0	213,563
70%-79.99%	19,060	6,355	0	0	0	6,416	0	31,831
80% or greater	0	0	0	0	0	4,770	0	4,770
Total	$199,456	$78,332	$34,739	$2,714	$2,198	$100,314	$0	$417,753
Debt Service Coverage Ratio:
Greater than 1.2x	$195,535	$71,280	$34,739	$2,714	$2,198	$95,444	$0	$401,910
1.0 - 1.2x	3,921	7,052	0	0	0	4,870	0	15,843
Less than 1.0x	0	0	0	0	0	0	0	0
Total	$199,456	$78,332	$34,739	$2,714	$2,198	$100,314	$0	$417,753
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$32,130	$10,875	$992	$1,002	$0	$904	$1,040	$46,943
60%-69.99%	0	2,000	12,345	0	0	0	0	14,345
70%-79.99%	0	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0	0
Total	$32,130	$12,875	$13,337	$1,002	$0	$904	$1,040	$61,288
Debt Service Coverage Ratio:
Greater than 1.2x	$31,130	$12,875	$13,337	$1,002	$0	$904	$1,040	$60,288
1.0 - 1.2x	1,000	0	0	0	0	0	0	1,000
Less than 1.0x	0	0	0	0	0	0	0	0
Total	$32,130	$12,875	$13,337	$1,002	$0	$904	$1,040	$61,288

See Note 2 for additional information about the Company's commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2025
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$512,592	$0	$0	$0	$512,592	$0
Agricultural property loans	74,761	0	0	0	74,761	0
Total	$587,353	$0	$0	$0	$587,353	$0
(1)As of December 31, 2025, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2024
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$417,753	$0	$0	$0	$417,753	$0
Agricultural property loans	61,288	0	0	0	61,288	0
Total	$479,041	$0	$0	$0	$479,041	$0
(1)As of December 31, 2024, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the year ended December 31, 2025, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were $100.0 million commercial mortgage and other loans sold.

For the year ended December 31, 2024, there were $12.6 million commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration as of both December 31, 2025 and 2024.

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2025	2024
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$95,321	$112,001
Hedge funds	78,118	58,312
Real estate-related	6,905	7,118
Subtotal equity method	180,344	177,431
Fair value:
Private equity	149	200
Hedge funds	0	2
Real estate-related	3,450	3,492
Subtotal fair value	3,599	3,694
Total LPs/LLCs	183,943	181,125
Derivative instruments	0	51,930
Other(1)	2,503	157
Total other invested assets	$186,446	$233,212
(1)Includes tax advantaged investments.

Equity Method Investments
The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method. Changes between periods in the tables below reflect changes in the activities within the LPs/LLCs, as well as changes in the Company’s level of investment in such entities:

	December 31,
	2025	2024
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$9,946,398	$7,151,416
Total liabilities(2)	$0	$65,973
Partners’ capital	9,946,398	7,085,443
Total liabilities and partners’ capital	$9,946,398	$7,151,416
Equity in LP/LLC interests included above	$95,397	$91,944
Equity in LP/LLC interests not included above	87,450	85,643
Carrying value	$182,847	$177,587
(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenues(1)	$601,415	$480,497	$1,295,488
Total expenses(2)	0	(4,495)	(259,435)
Net earnings (losses)	$601,415	$476,002	$1,036,053
Equity in net earnings (losses) of LP/LLC interests included above	$8,190	$6,884	$10,278
Equity in net earnings (losses) of LP/LLC interests not included above	6,685	7,349	3,908
Total equity in net earnings (losses)	$14,875	$14,233	$14,186
(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2025	2024
	(in thousands)
Fixed maturities	$40,228	$32,587
Commercial mortgage and other loans	2,791	1,980
Policy loans	24,708	25,110
Short-term investments and cash equivalents	912	691
Total accrued investment income	$68,639	$60,368
There were no write-downs on accrued investment income for both the years ended December 31, 2025 and 2024.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Fixed maturities, available-for-sale	$160,284	$120,820	$101,605
Fixed maturities, trading	976	586	622
Equity securities	638	1,322	364
Commercial mortgage and other loans	32,181	17,536	8,746
Policy loans	51,723	52,406	36,027
Other invested assets	13,520	17,870	16,183
Short-term investments and cash equivalents	8,257	14,570	6,862
Gross investment income	267,579	225,110	170,409
Less: investment expenses	(7,558)	(5,682)	(4,385)
Net investment income	$260,021	$219,428	$166,024
There were no non-income producing assets as of December 31, 2025. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2025.

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Fixed maturities(1)	$(4,736)	$(3,740)	$(1,569)
Commercial mortgage and other loans	(677)	(551)	(746)
LPs/LLCs(2)	0	(35)	(14)
Derivatives	(78,391)	10,188	(42,046)
Short-term investments and cash equivalents	6	(34)	65
Ceded income on modified coinsurance assets(2)(3)	(95,694)	(44,809)	0
Other(2)	(93)	(9)	0
Realized investment gains (losses), net	$(179,585)	$(38,990)	$(44,310)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2)Prior period amounts have been updated to conform to current period presentation.
(3)Includes changes in the value of reinsurance payables, primarily reflecting the impact of net investment income on withheld assets that are ceded to certain reinsurance counterparties.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2025	2024	2023
	(in thousands)
Fixed maturity securities, available-for-sale with an allowance	$(200)	$(19)	$0
Fixed maturity securities, available-for-sale without an allowance	(198,527)	(307,199)	(197,874)
Derivatives designated as cash flow hedges(1)	(6,338)	12,310	5,246
Affiliated notes	(31)	0	0
Other investments	(468)	288	357
Net unrealized gains (losses) on investments	$(205,564)	$(294,620)	$(192,271)
(1)For additional information regarding cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2025 and 2024, the Company had no repurchase agreements and no securities lending transactions.

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties.
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2025 and 2024, there was no collateral that could be sold or repledged.
As of December 31, 2025 and 2024, there were $0.0 million and $0.4 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in the values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options and equity total return swaps are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Equity total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, index-linked universal life), which may include features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 11 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables and deposit receivables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2025			December 31, 2024
Primary Underlying Risk/Instrument Type		Fair Value			Fair Value
	Gross Notional	Assets	Liabilities	Gross Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$300,924	$5,331	$(15,726)	$225,884	$13,344	$(1,391)
Total Derivatives Designated as Hedge Accounting Instruments:	$300,924	$5,331	$(15,726)	$225,884	$13,344	$(1,391)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,377,600	$3,633	$(9,581)	$484,200	$2,649	$(6,417)
Credit
Credit Default Swaps	0	0	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	27,691	813	(1,049)	33,693	2,782	(216)
Foreign Currency
Foreign Currency Forwards	44,894	13	(232)	12,198	527	0
Equity
Equity Total Return Swaps	1,114,414	93,879	(93,879)	450,000	28,166	(28,166)
Equity Options	8,375,951	461,041	(526,336)	2,930,701	107,964	(70,799)
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	$10,940,550	$559,379	$(631,077)	$3,910,792	$142,088	$(105,598)
Total Derivatives(1)(2)	$11,241,474	$564,710	$(646,803)	$4,136,676	$155,432	$(106,989)
(1)Excludes embedded derivatives which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $445 million and $241 million as of December 31, 2025 and 2024, respectively included in “Policyholders’ account balances" and "Reinsurance recoverables and deposit receivables".
(2)Recorded in "Other invested assets" and "Payables to parent and affiliates" on the Statements of Financial Position.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables and deposit receivables), and repurchase and reverse repurchase agreements that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2025
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$564,710	$(564,710)	$0	$0	$0
Total Assets	$564,710	$(564,710)	$0	$0	$0
Offsetting of Financial Liabilities:
Derivatives	$646,803	$(571,403)	$75,400	$(75,327)	$73
Total Liabilities	$646,803	$(571,403)	$75,400	$(75,327)	$73

	December 31, 2024
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$155,432	$(103,502)	$51,930	$(51,421)	$509
Total Assets	$155,432	$(103,502)	$51,930	$(51,421)	$509
Offsetting of Financial Liabilities:
Derivatives	$106,989	$(106,989)	$0	$0	$0
Total Liabilities	$106,989	$(106,989)	$0	$0	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 15.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2025
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$972	$0	$2,743	$(4,354)	$(18,648)
Total cash flow hedges	972	0	2,743	(4,354)	(18,648)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(11,705)	0	0	0	0
Currency	(1,641)	0	0	0	0
Currency/Interest Rate	(1,934)	0	0	(42)	0
Credit	0	0	0	0	0
Equity	149,244	0	0	0	0
Embedded Derivatives	(213,327)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(79,363)	0	0	(42)	0
Total	$(78,391)	$0	$2,743	$(4,396)	$(18,648)

	Year Ended December 31, 2024
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$556	$0	$2,282	$1,660	$7,064
Total cash flow hedges	556	0	2,282	1,660	7,064
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,613)	0	0	0	0
Currency	587	0	0	0	0
Currency/Interest Rate	1,973	0	0	20	0
Credit	0	0	0	0	0
Equity	95,877	0	0	0	0
Embedded Derivatives	(87,192)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	9,632	0	0	20	0
Total	$10,188	$0	$2,282	$1,680	$7,064

	Year Ended December 31, 2023
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(6)	$0	$1,878	$(697)	$(8,856)
Total cash flow hedges	(6)	0	1,878	(697)	(8,856)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(2,236)	0	0	0	0
Currency	(120)	0	0	0	0
Currency/Interest Rate	(1,622)	0	0	(18)	0
Credit	0	0	0	0	0
Equity	23,279	0	0	0	0
Embedded Derivatives	(61,341)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(42,040)	0	0	(18)	0
Total	$(42,046)	$0	$1,878	$(715)	$(8,856)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2022	$14,102
Amount recorded in AOCI
Currency/Interest Rate	(7,681)
Total amount recorded in AOCI	(7,681)
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,175)
Total amount reclassified from AOCI to income	(1,175)
Balance, December 31, 2023	$5,246
Amount recorded in AOCI
Currency/Interest Rate	11,562
Total amount recorded in AOCI	11,562
Amount reclassified from AOCI to income
Currency/Interest Rate	(4,498)
Total amount reclassified from AOCI to income	(4,498)
Balance, December 31, 2024	$12,310
Amount recorded in AOCI
Currency/Interest Rate	(19,287)
Total amount recorded in AOCI	(19,287)
Amount reclassified from AOCI to income
Currency/Interest Rate	639
Total amount reclassified from AOCI to income	639
Balance, December 31, 2025	$(6,338)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2025 values, it is estimated that a pre-tax gain of $2.4 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2026.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written or purchased credit protection as of December 31, 2025 and 2024.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets primarily include equity securities. There are no Level 1 liabilities as of December 31, 2025 and 2024.
Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents (primarily commercial paper), short-term investments, certain OTC derivatives, receivables from parent and affiliates and separate account assets.
Level 3 – Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed securities and commercial mortgage-backed securities, certain private fixed maturities and equity securities, certain manually priced public equity securities, contracts or contract features pertaining to living benefit features (market risk benefits) of the Company's variable annuity contracts, embedded derivatives associated with the index-linked features of certain universal life and annuity products, receivables from parent and affiliates, and short-term investments.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2025
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$50,550	$0	$	$50,550
Obligations of U.S. states and their political subdivisions	0	127,507	0		127,507
Foreign government securities	0	71,843	0		71,843
U.S. corporate public securities	0	1,758,280	0		1,758,280
U.S. corporate private securities	0	378,843	24,188		403,031
Foreign corporate public securities	0	410,445	0		410,445
Foreign corporate private securities	0	301,145	5,745		306,890
Asset-backed securities(2)	0	160,586	18,979		179,565
Commercial mortgage-backed securities	0	60,590	18,464		79,054
Residential mortgage-backed securities	0	23,224	0		23,224
Subtotal	0	3,343,013	67,376		3,410,389
Market risk benefit assets	0	0	495,627		495,627
Fixed maturities, trading	0	39,234	0		39,234
Equity securities	192,468	330	0		192,798
Cash equivalents	0	259,668	0		259,668
Other invested assets(3)	0	564,710	0	(564,710)	0
Reinsurance recoverables and deposit receivables	0	0	431,364		431,364
Receivables from parent and affiliates	0	7,762	43,395		51,157
Subtotal excluding separate account assets	192,468	4,214,717	1,037,762	(564,710)	4,880,237
Separate account assets(4)(5)	0	13,513,104	0		13,513,104
Total assets	$192,468	$17,727,821	$1,037,762	$(564,710)	$18,393,341
Market risk benefit liabilities	$0	$0	$495,627	$	$495,627
Policyholders' account balances	0	0	876,405		876,405
Payables to parent and affiliates	0	646,803	0	(571,403)	75,400
Total liabilities	$0	$646,803	$1,372,032	$(571,403)	$1,447,432

	December 31, 2024
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$48,806	$0	$	$48,806
Obligations of U.S. states and their political subdivisions	0	146,780	0		146,780
Foreign government securities	0	65,754	0		65,754
U.S. corporate public securities	0	1,546,880	0		1,546,880
U.S. corporate private securities	0	275,923	12,819		288,742
Foreign corporate public securities	0	229,153	0		229,153
Foreign corporate private securities	0	232,200	6,214		238,414
Asset-backed securities(2)	0	41,070	5,550		46,620
Commercial mortgage-backed securities	0	72,544	18,478		91,022
Residential mortgage-backed securities	0	14,766	0		14,766
Subtotal	0	2,673,876	43,061		2,716,937
Market risk benefit assets	0	0	492,444		492,444
Fixed maturities, trading	0	21,252	0		21,252
Equity securities	0	62	0		62
Short-term investments	0	10,222	172		10,394
Cash equivalents	0	167,579	0		167,579
Other invested assets(3)	0	155,432	0	(103,502)	51,930
Reinsurance recoverables and deposit receivables	0	0	265,611		265,611
Receivables from parent and affiliates	0	0	30,136		30,136
Subtotal excluding separate account assets	0	3,028,423	831,424	(103,502)	3,756,345
Separate account assets(4)(5)	0	13,251,913	0		13,251,913
Total assets	$0	$16,280,336	$831,424	$(103,502)	$17,008,258
Market risk benefit liabilities	$0	$0	$492,444	$	$492,444
Policyholders' account balances	0	0	506,305		506,305
Payables to parent and affiliates	0	106,989	0	(106,989)	0
Total liabilities	$0	$106,989	$998,749	$(106,989)	$998,749
(1)"Netting" amounts represent cash collateral of $(7) million and $(3) million as of December 31, 2025 and 2024, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.
(2)Includes credit-tranched securities collateralized by loan obligations, home equity, education loans and auto loans.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2025 and 2024, the fair value of such investments was $3.6 million and $3.7 million, respectively.
(4)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund. At December 31, 2025 and 2024, the fair value of such investments was $1,359 million and $1,256 million, respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2025 and 2024, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Derivative Instruments – Derivatives are recorded at fair value either as assets within "Other invested assets", or as liabilities within "Payables to parent and affiliates", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including SOFR, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Reinsurance Recoverables and Deposit Receivables – Reinsurance recoverables and deposit receivables primarily include an embedded derivative associated with receivables from modified coinsurance arrangements where the Company is the cedant.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and "Equity Securities".
Market Risk Benefits – Market risk benefit liabilities (or assets) represent contracts or contract features that provide protection to the contractholder and expose the insurance entity to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits in the annuities products including GMDB, GMIB, GMAB, GMWB and GMIWB. The benefits are bundled together and accounted for as single compound market risk benefits using a fair value measurement framework.
The fair value of these market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of these benefit features is based on assumptions a market participant would use in valuing market risk benefits. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.
The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the valuations, the assets and liabilities included in market risk benefits have been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the SOFR swap curve adjusted for an additional spread relative to SOFR to reflect the Company’s market-perceived NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with the Company issued funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon Company emerging experience and industry studies, future expectations and other data, including any observable market data.

These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and annuity products that provide policyholders with index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option cost for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities requires the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity market volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging Company experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2025
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$16,720	Discounted cash flow	Discount rate	8.06%	12.86%	10.20%	Decrease
Commercial mortgage-backed securities	$18,464	Discounted cash flow	Liquidity premium	0.90%	0.90%	0.90%	Decrease
Market risk benefit assets(4)	$495,627	Discounted cash flow	Lapse rate(5)	1%	20%		Increase
			Spread over SOFR(6)	0.38%	1.61%		Increase
			Utilization rate(7)	37%	94%		Decrease
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	16%		Increase
			Equity volatility curve	15%	25%		Decrease
Reinsurance recoverables and deposit receivables	$431,364	Discounted cash flow	Lapse rate(5)	0%	80%		Decrease
			Spread over SOFR(6)	0.38%	1.61%		Decrease
			Option budget(11)	(2)%	9%		Increase
Receivables from parent and affiliates	$43,395	Liquidation	Liquidation value	100%	100%	100%	Increase
Liabilities:
Market risk benefit liabilities(4)	$495,627	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over SOFR(6)	0.38%	1.61%		Decrease
			Utilization rate(7)	37%	94%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	16%		Decrease
			Equity volatility curve	15%	25%		Increase
Policyholders' account balances(10)	$876,405	Discounted cash flow	Lapse rate(5)	0%	80%		Decrease
			Spread over SOFR(6)	0.38%	1.61%		Decrease
			Mortality rate(9)	0%	23%		Decrease
			Option budget(11)	(2)%	9%		Increase

	December 31, 2024
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$16,803	Discounted cash flow	Discount rate	8.74%	13.91%	11.72%	Decrease
Commercial mortgage-backed securities	$18,478	Discounted cash flow	Liquidity premium	1.00%	1.00%	1.00%	Decrease
Market risk benefit assets(4)	$492,444	Discounted cash flow	Lapse rate(5)	1%	20%		Increase
			Spread over SOFR(6)	0.29%	1.71%		Increase
			Utilization rate(7)	37%	94%		Decrease
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	16%		Increase
			Equity volatility curve	16%	25%		Decrease
Reinsurance recoverables and deposit receivables	$265,611	Discounted cash flow	Lapse rate(5)	0%	80%		Decrease
			Spread over SOFR(6)	0.29%	1.71%		Decrease
			Option budget(11)	(1)%	7%		Increase
Receivables from parent and affiliates	$30,136	Liquidation	Liquidation value	100%	100%	100%	Increase
Liabilities:
Market risk benefit liabilities(4)	$492,444	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over SOFR(6)	0.29%	1.71%		Decrease
			Utilization rate(7)	37%	94%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	16%		Decrease
			Equity volatility curve	16%	25%		Increase
Policyholders' account balances(10)	$506,305	Discounted cash flow	Lapse rate(5)	0%	80%		Decrease
			Spread over SOFR(6)	0.29%	1.73%		Decrease
			Mortality rate(9)	0%	23%		Decrease
			Option budget(11)	(1)%	7%		Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Directional impacts for MRB assets and liabilities are associated with the directional impacts of direct and assumed MRBs.
(3)Includes assets classified as fixed maturities available-for-sale.
(4)Market risk benefits primarily represent fair value for all living benefit guarantees including accumulation, withdrawal and income benefits. Since the valuation methodology for these assets and liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these balances.

(6)The spread over the SOFR swap curve represents the premium added to the proxy for the risk-free rate (SOFR) to reflect the Company’s estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2025 and 2024, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements are insurance liabilities and are therefore senior to debt.
(7)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(8)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2025 and 2024, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(9)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(10)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(11)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price and interest rate changes. The level of option budget determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increase, credit spreads widen, which results in a decrease in fair value.
Commercial Mortgage-backed Securities – Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger economic cycles, prepayment rates are generally driven by underlying property appreciation and subsequent cash-out refinances, while default rates and loss severity may be lower. During weaker economic cycles, prepayment rates may decline, while default rates and loss severity increase. Generally, a change in the assumption used for the probability of default would be accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates. The impact of these factors on average life and economics varies with the deal structure and tranche subordination.
Market Risk Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods (excluding MRBs disclosed in Note 10). When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2025(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(5)	Transfers out of Level 3(5)	Fair Value, end of period	Unrealized gains (losses) for assets and liabilities still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$19,033	$86	$12,735	$(886)	$0	$(4,109)	$0	$3,074	$0	$29,933	$105
Structured securities(4)	24,028	495	21,281	(4)	0	(507)	0	0	(7,850)	37,443	530
Other assets:
Fixed maturities, trading	0	69	3,695	0	0	0	0	0	(3,764)	0	69
Equity securities	0	(75)	75	0	0	0	0	0	0	0	(75)
Short-term investments	172	(23)	174	(137)	0	(2,423)	0	2,237	0	0	0
Cash equivalents	0	0	207	0	0	(207)	0	0	0	0	0
Reinsurance recoverables and deposit receivables(6)	265,611	14,241	151,512	0	0	0	0	0	0	431,364	(227,990)
Receivables from parent and affiliates	30,136	(117)	26,147	(901)	0	(12,162)	292	0	0	43,395	(24)
Liabilities:
Policyholders' account balances(6)	(506,305)	(220,972)	0	0	(149,128)	0	0	0	0	(876,405)	29,253

	Year Ended December 31, 2025
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(496)	$0	$1,116	$(39)	$(472)	$0	$1,107
Other assets:
Fixed maturities, trading	0	69	0	0	0	69	0
Equity securities	0	(75)	0	0	0	(75)	0
Short-term investments	12	0	(35)	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Reinsurance recoverables and deposit receivables	14,241	0	0	0	(227,990)	0	0
Receivables from parent and affiliates	(94)	0	(23)	0	0	0	(24)
Liabilities:
Policyholders' account balances	(220,972)	0	0	0	29,253	0	0

	Year Ended December 31, 2024(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(5)	Transfers out of Level 3(5)	Fair Value, end of period	Unrealized gains (losses) for assets and liabilities still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$19,629	$(210)	$8,040	$(88)	$0	$(2,788)	$(5,550)	$0	$0	$19,033	$(232)
Structured securities(4)	19,204	(254)	0	(8)	0	(464)	5,550	0	0	24,028	(230)
Other assets:
Fixed maturities, trading	0	0	0	0	0	0	0	0	0	0	0
Equity securities	4,541	(1,241)	273	0	0	(3,573)	0	0	0	0	(167)
Short-term investments	0	35	137	0	0	0	0	0	0	172	35
Reinsurance recoverables and deposit receivables(6)	69,745	2,367	188,316	0	0	0	5,183	0	0	265,611	(111,244)
Receivables from parent and affiliates	0	0	34,825	(4,689)	0	0	0	0	0	30,136	0
Liabilities:
Policyholders' account balances(6)	(237,316)	(89,307)	0	0	(179,682)	0	0	0	0	(506,305)	31,398

	Year Ended December 31, 2024
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$9	$0	$(441)	$(32)	$0	$0	$(462)
Other assets:
Fixed maturities, trading	0	0	0	0	0	0	0
Equity securities	0	(1,241)	0	0	0	(167)	0
Short-term investments	0	0	35	0	0	0	35
Reinsurance recoverables and deposit receivables	2,367	0	0	0	(111,244)	0	0
Receivables from parent and affiliates	0	0	0	0	0	0	0
Liabilities:
Policyholders' account balances	(89,307)	0	0	0	31,398	0	0

	Year Ended December 31, 2023
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$7	$0	$(1,072)	$(35)	$0	$0	$(1,108)
Other assets:
Equity securities	0	219	0	0	0	219	0
Reinsurance recoverables and deposit receivables	(3,034)	0	0	0	(3,034)	0	0
Liabilities:
Policyholders' account balances	(56,368)	0	0	0	(32,218)	0	0

(1)"Other" includes additional activity not allocated to the specific categories within the rollforward of Level 3 Assets and Liabilities.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate private securities and foreign corporate private securities.
(4)Includes asset-backed and commercial mortgage-backed securities.
(5)Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such positions still held at the end of the quarter.
(6)Purchases/issuances and settlements for Policyholders' account balances and Reinsurance recoverables and deposit receivables are presented net in the rollforward.
(7)Excludes MRB assets of $496 million and $492 million and MRB liabilities of $496 million and $492 million as of December 31, 2025 and 2024, respectively. See Note 10 for additional information.

Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2025
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$595,190	$595,190	$584,938
Policy loans	0	0	1,139,525	1,139,525	1,139,525
Cash and cash equivalents	2,485	0	0	2,485	2,485
Accrued investment income	0	68,639	0	68,639	68,639
Reinsurance recoverables and deposit receivables	0	0	24,029	24,029	25,315
Receivables from parent and affiliates	0	28,820	0	28,820	28,820
Other assets	0	5,074	0	5,074	5,074
Total assets	$2,485	$102,533	$1,758,744	$1,863,762	$1,854,796
Liabilities:
Policyholders’ account balances - investment contracts	$0	$122,786	$30,663	$153,449	$154,735
Payables to parent and affiliates	0	417	0	417	417
Other liabilities	0	53,910	0	53,910	53,910
Total liabilities	$0	$177,113	$30,663	$207,776	$209,062

	December 31, 2024
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$473,122	$473,122	$477,328
Policy loans	0	0	1,118,589	1,118,589	1,118,589
Short-term investments	1,000	0	0	1,000	1,000
Cash and cash equivalents	3,246	0	0	3,246	3,246
Accrued investment income	0	60,368	0	60,368	60,368
Reinsurance recoverables and deposit receivables	0	0	24,111	24,111	25,915
Receivables from parent and affiliates	0	40,630	0	40,630	40,630
Other assets	0	3,396	0	3,396	3,396
Total assets	$4,246	$104,394	$1,615,822	$1,724,462	$1,730,472
Liabilities:
Policyholders’ account balances - investment contracts	$0	$126,224	$32,028	$158,252	$160,056
Payables to parent and affiliates	0	462	0	462	462
Other liabilities	0	67,206	0	67,206	67,206
Total liabilities	$0	$193,892	$32,028	$225,920	$227,724
(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or are out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost, cash and cash equivalent instruments; accrued investment income; receivables from parent and affiliates; and other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Deposit Receivables
Reinsurance recoverables and deposit receivables include receivables from modified coinsurance arrangements and other reinsurance arrangements between the Company and its affiliates. See Note 11 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Payables to Parent and Affiliates and Other Liabilities
Payables to parent and affiliates and other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED REINSURANCE
Deferred Policy Acquisition Costs
The following table shows a rollforward for the lines of business that contain DAC balances, along with a reconciliation to the Company's total DAC balance:

	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, December 31, 2022	$70,213	$281,661	$351,874
Capitalization	19,004	42,833	61,837
Amortization expense	(7,209)	(13,363)	(20,572)
Balance, December 31, 2023	82,008	311,131	393,139
Capitalization	20,565	56,123	76,688
Amortization expense	(6,696)	(14,527)	(21,223)
Other(1)(2)	(28,554)	(2,734)	(31,288)
Balance, December 31, 2024	67,323	349,993	417,316
Capitalization	21,100	57,212	78,312
Amortization expense	(4,357)	(15,358)	(19,715)
Other	(74)	0	(74)
Balance, December 31, 2025	$83,992	$391,847	$475,839
(1)    Includes the impact of the Universal Life reinsurance transaction with PAR U and PURE. See Note 11 for additional information.
(2)    Includes the impacts of the Term Life reinsurance transaction with PARCC. See Note 11 for additional information.

Deferred Reinsurance Losses
The following table shows a rollforward for the lines of business that contain DRL balances, along with a reconciliation to the Company's total DRL balance:

	Variable Annuities	Term Life	Total
	(in thousands)
Balance, December 31, 2022	$17,425	$0	$17,425
Amortization	(1,456)	0	(1,456)
Other	(1)	0	(1)
Balance, December 31, 2023	15,968	0	15,968
Amortization	(1,393)	(1,200)	(2,593)
Other(1)	3	52,000	52,003
Balance, December 31, 2024	14,578	50,800	65,378
Amortization	(1,353)	(4,565)	(5,918)
Other	4	0	4
Balance, December 31, 2025	$13,229	$46,235	$59,464
(1)    Includes $52 million DRL related to the reinsurance transaction with PARCC. See Note 11 for additional information.

Deferred Reinsurance Gains

The following table shows a rollforward of DRG balances for variable and universal life products, which are the only lines of business that contain a DRG balance, along with a reconciliation to the Company's total DRG balance:

	Year Ended December 31,
	2025	2024
	(in thousands)
Balance, beginning of period	$208,644	$0
Amortization	(8,776)	(8,171)
Other(1)(2)	0	216,815
Balance, end of period	$199,868	$208,644
(1)    Includes $188 million DRG related to the reinsurance transactions with PAR U, PURE and Prudential Insurance effective January 1, 2024. See Note 11 for additional information.
(2)    Includes the impact of the Universal Life reinsurance transactions with PAR U and Pruco Life effective October 2024, including $37 million DRG, partially offset by a $8 million write-off of the DRG that was recognized with the previous reinsurance agreement. See Note 11 for additional information.
7. SEPARATE ACCOUNTS
The Company issues variable annuity and variable life insurance contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. Most variable annuity and variable life insurance contracts are offered with both separate and general account options. See Note 9 for additional information.

The assets supporting the variable portion of variable annuity and variable life insurance contracts are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities”. The liabilities related to the net amount at risk are reflected within "Future policy benefits" or "Market risk benefit liabilities" (or "assets," if applicable). Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Change in value of market risk benefits, net of related hedging gains (losses)”.

Separate Account Assets
The aggregate fair value of assets, by major investment asset category, supporting separate accounts is as follows:

	December 31, 2025	December 31, 2024
	(in thousands)
Asset Type:
Mutual funds:
Equity	$8,946,943	$8,454,468
Fixed Income	3,715,273	4,030,334
Other	850,888	767,111
Other invested assets	1,358,922	1,255,640
Total	$14,872,026	$14,507,553

For the periods ended December 31, 2025, 2024, and 2023, there were no transfers of assets, other than cash, from the general account to a separate account; therefore, no gains or losses were recorded.
Separate Account Liabilities
The balances of and changes in separate account liabilities as of and for the periods indicated are as follows:

	Year Ended December 31, 2025
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$8,578,627	$5,928,926	$14,507,553
Deposits	81,489	269,355	350,844
Investment performance	974,715	811,578	1,786,293
Policy charges	(196,877)	(120,760)	(317,637)
Surrenders and withdrawals	(1,172,615)	(148,861)	(1,321,476)
Benefit payments	(6,054)	(50,041)	(56,095)
Net transfers (to) from general account	(34,591)	(82,524)	(117,115)
Other	744	38,915	39,659
Balance, end of period	$8,225,438	$6,646,588	$14,872,026

Cash surrender value(1)	$8,155,195	$6,519,084	$14,674,279

	Year Ended December 31, 2024
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$9,064,177	$5,012,926	$14,077,103
Deposits	79,493	250,990	330,483
Investment performance	801,416	889,291	1,690,707
Policy charges	(214,825)	(111,841)	(326,666)
Surrenders and withdrawals	(1,105,790)	(67,685)	(1,173,475)
Benefit payments	(10,750)	(36,677)	(47,427)
Net transfers (to) from general account	(35,667)	(47,437)	(83,104)
Other	573	39,359	39,932
Balance, end of period	$8,578,627	$5,928,926	$14,507,553

Cash surrender value(1)	$8,479,445	$5,808,933	$14,288,378

	Year Ended December 31, 2023
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$8,928,568	$4,998,390	$13,926,958
Deposits	43,211	199,895	243,106
Investment performance	1,180,443	875,388	2,055,831
Policy charges	(218,915)	(103,013)	(321,928)
Surrenders and withdrawals	(855,504)	(54,781)	(910,285)
Benefit payments	(5,986)	(41,615)	(47,601)
Net transfers (to) from general account(2)	(8,826)	(886,762)	(895,588)
Other	1,186	25,424	26,610
Balance, end of period	$9,064,177	$5,012,926	$14,077,103

Cash surrender value(1)	$8,929,016	$4,902,698	$13,831,714
(1)Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(2)Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
8. LIABILITY FOR FUTURE POLICY BENEFITS
Liability for future policy benefits primarily consists of the following sub-components, which are discussed in greater detail below.

•Benefit reserves;
•Deferred profit liability; and
•Additional insurance reserves

In 2025, the Company recognized a favorable impact to net income attributable to its annual reviews and update of assumptions and other refinements for liability for future policy benefits. The impact was favorable for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort, primarily due to updates to mortality assumptions in individual life insurance. Additionally, there was a favorable impact for direct and assumed AIR, primarily due to offsetting impacts from updated policyholder behavior assumptions and mortality assumptions on universal life policies.

In 2024, the Company recognized an impact to net income attributable to our annual reviews and update of assumptions and other refinements for liability for future policy benefits. Overall impact is immaterial for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

In 2023, the Company recognized an impact to net income attributable to the annual reviews and update of assumptions and other refinements for liability for future policy benefits. Overall impact is immaterial for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to unfavorable model refinements, partially offset by updates to economic assumptions, including expected future rates of returns on universal life policies with secondary guarantees.
Benefit Reserves
The balances of and changes in benefit reserves as of and for the periods indicated consist of the three tables presented below: present value of expected net premiums rollforward, present value of expected future policy benefits rollforward, and net liability for future policy benefits.

	Year Ended December 31, 2025
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,287,544	$0	$1,287,544
Effect of cumulative changes in discount rate assumptions, beginning of period	75,036	0	75,036
Balance at original discount rate, beginning of period	1,362,580	0	1,362,580
Effect of assumption update	(24,177)	0	(24,177)
Effect of actual variances from expected experience and other activity	(34,329)	171	(34,158)
Adjusted balance, beginning of period	1,304,074	171	1,304,245
Issuances	95,966	3,432	99,398
Net premiums / considerations collected	(151,244)	(3,603)	(154,847)
Interest accrual	63,174	0	63,174
Other adjustments	(7,872)	0	(7,872)
Balance at original discount rate, end of period	1,304,098	0	1,304,098
Effect of cumulative changes in discount rate assumptions, end of period	(40,327)	0	(40,327)
Balance, end of period	$1,263,771	$0	$1,263,771

	Year Ended December 31, 2025
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$2,499,241	$20,516	$2,519,757
Effect of cumulative changes in discount rate assumptions, beginning of period	164,980	1,477	166,457
Balance at original discount rate, beginning of period	2,664,221	21,993	2,686,214
Effect of assumption update	(50,976)	2	(50,974)
Effect of actual variances from expected experience and other activity	(43,222)	258	(42,964)
Adjusted balance, beginning of period	2,570,023	22,253	2,592,276
Issuances	95,966	3,432	99,398
Interest accrual	128,545	895	129,440
Benefit payments	(163,201)	(3,116)	(166,317)
Other adjustments	(5,999)	(93)	(6,092)
Balance at original discount rate, end of period	2,625,334	23,371	2,648,705
Effect of cumulative changes in discount rate assumptions, end of period	(97,432)	(458)	(97,890)
Balance, end of period	$2,527,902	$22,913	$2,550,815

	Year Ended December 31, 2025
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,264,131	$22,913	$1,287,044
Flooring impact, end of period	14	0	14
Balance, end of period, post-flooring	1,264,145	22,913	1,287,058
Less: Reinsurance recoverables	1,170,270	22,913	1,193,183
Balance after reinsurance recoverables, end of period, post-flooring	$93,875	$0	$93,875

	Year Ended December 31, 2024
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,389,421	$0	$1,389,421
Effect of cumulative changes in discount rate assumptions, beginning of period	29,313	0	29,313
Balance at original discount rate, beginning of period	1,418,734	0	1,418,734
Effect of assumption update	9,001	0	9,001
Effect of actual variances from expected experience and other activity	(73,528)	(352)	(73,880)
Adjusted balance, beginning of period	1,354,207	(352)	1,353,855
Issuances	98,799	4,422	103,221
Net premiums / considerations collected	(155,036)	(4,070)	(159,106)
Interest accrual	64,610	0	64,610
Balance at original discount rate, end of period	1,362,580	0	1,362,580
Effect of cumulative changes in discount rate assumptions, end of period	(75,036)	0	(75,036)
Balance, end of period	$1,287,544	$0	$1,287,544

	Year Ended December 31, 2024
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$2,619,569	$18,489	$2,638,058
Effect of cumulative changes in discount rate assumptions, beginning of period	44,322	1,510	45,832
Balance at original discount rate, beginning of period	2,663,891	19,999	2,683,890
Effect of assumption update	10,368	(241)	10,127
Effect of actual variances from expected experience and other activity	(105,332)	(96)	(105,428)
Adjusted balance, beginning of period	2,568,927	19,662	2,588,589
Issuances	98,799	4,421	103,220
Interest accrual	128,325	767	129,092
Benefit payments	(131,485)	(2,859)	(134,344)
Other adjustments	(345)	2	(343)
Balance at original discount rate, end of period	2,664,221	21,993	2,686,214
Effect of cumulative changes in discount rate assumptions, end of period	(164,980)	(1,477)	(166,457)
Balance, end of period	$2,499,241	$20,516	$2,519,757

	Year Ended December 31, 2024
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,211,697	$20,516	$1,232,213
Flooring impact, end of period	14	0	14
Balance, end of period, post-flooring	1,211,711	20,516	1,232,227
Less: Reinsurance recoverables	1,154,638	20,516	1,175,154
Balance after reinsurance recoverables, end of period, post-flooring	$57,073	$0	$57,073

	Year Ended December 31, 2023
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$1,416,807	$0	$1,416,807
Effect of cumulative changes in discount rate assumptions, beginning of period	73,563	0	73,563
Balance at original discount rate, beginning of period	1,490,370	0	1,490,370
Effect of assumption update	(152)	0	(152)
Effect of actual variances from expected experience and other activity	(62,690)	(554)	(63,244)
Adjusted balance, beginning of period	1,427,528	(554)	1,426,974
Issuances	88,929	2,998	91,927
Net premiums / considerations collected	(165,337)	(2,444)	(167,781)
Interest accrual	67,614	0	67,614
Balance at original discount rate, end of period	1,418,734	0	1,418,734
Effect of cumulative changes in discount rate assumptions, end of period	(29,313)	0	(29,313)
Balance, end of period	$1,389,421	$0	$1,389,421

	Year Ended December 31, 2023
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$2,551,191	$16,460	$2,567,651
Effect of cumulative changes in discount rate assumptions, beginning of period	137,962	1,899	139,861
Balance at original discount rate, beginning of period	2,689,153	18,359	2,707,512
Effect of assumption update	(202)	0	(202)
Effect of actual variances from expected experience and other activity	(82,200)	482	(81,718)
Adjusted balance, beginning of period	2,606,751	18,841	2,625,592
Issuances	88,929	2,998	91,927
Interest accrual	129,375	673	130,048
Benefit payments	(160,052)	(2,463)	(162,515)
Other adjustments	(1,112)	(50)	(1,162)
Balance at original discount rate, end of period	2,663,891	19,999	2,683,890
Effect of cumulative changes in discount rate assumptions, end of period	(44,322)	(1,510)	(45,832)
Balance, end of period	$2,619,569	$18,489	$2,638,058

	Year Ended December 31, 2023
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$1,230,148	$18,489	$1,248,637
Flooring impact, end of period	0	0	0
Balance, end of period, post-flooring	1,230,148	18,489	1,248,637
Less: Reinsurance recoverables	1,054,226	18,489	1,072,715
Balance after reinsurance recoverables, end of period, post-flooring	$175,922	$0	$175,922
The following tables provide supplemental information related to the balances of and changes in benefit reserves included in the disaggregated tables above, on a gross (direct and assumed) basis, as of and for the periods indicated:

	Year Ended December 31, 2025
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,001,564	$0
Discounted expected future gross premiums (at original discount rate)	$1,978,191	$0
Discounted expected future gross premiums (at current discount rate)	$1,930,042	$0
Undiscounted expected future benefits and expenses	$4,236,667	$31,086
Weighted-average duration of the liability in years (at original discount rate)	10	6
Weighted-average duration of the liability in years (at current discount rate)	9	5
Weighted-average interest rate (at original discount rate)	5.19%	4.22%
Weighted-average interest rate (at current discount rate)	5.31%	5.02%

	Year Ended December 31, 2024
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,010,001	$0
Discounted expected future gross premiums (at original discount rate)	$2,003,188	$0
Discounted expected future gross premiums (at current discount rate)	$1,902,990	$0
Undiscounted expected future benefits and expenses	$4,307,529	$28,661
Weighted-average duration of the liability in years (at original discount rate)	10	6
Weighted-average duration of the liability in years (at current discount rate)	10	5
Weighted-average interest rate (at original discount rate)	5.22%	3.97%
Weighted-average interest rate (at current discount rate)	5.61%	5.41%

	Year Ended December 31, 2023
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$3,017,106	$0
Discounted expected future gross premiums (at original discount rate)	$2,021,858	$0
Discounted expected future gross premiums (at current discount rate)	$1,988,469	$0
Undiscounted expected future benefits and expenses	$4,298,438	$25,823
Weighted-average duration of the liability in years (at original discount rate)	10	6
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.27%	3.59%
Weighted-average interest rate (at current discount rate)	5.00%	4.90%
For additional information regarding observable market information and the techniques used to determine the interest rate assumptions seen above, see Note 2.
For non-participating traditional and limited-payment products, if a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for the present value of expected future policy benefits and non-level claim settlement expenses, then the liability for future policy benefits is adjusted at that time, and thereafter such that all changes, both favorable and unfavorable, in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately as a gain or loss, respectively.

In 2025, there was an immaterial impact to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts.

In 2024, there was an immaterial impact to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts.

In 2023, there was an $3 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, mostly offset by a $3 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

Deferred Profit Liability
The balances of and changes in DPL for the years ended December 31, are as follows:

	2025	2024	2023
	Fixed Annuities
	(in thousands)
Balance, beginning of period, post flooring	$1,513	$1,365	$1,684
Effect of assumption update	(3)	106	0
Effect of actual variances from expected experience and other activity	(107)	(156)	(681)
Adjusted balance, beginning of period	1,403	1,315	1,003
Profits deferred	1,020	364	511
Interest accrual	90	53	49
Amortization	(284)	(217)	(196)
Other adjustments	(3)	(2)	(2)
Balance, end of period, post-flooring	2,226	1,513	1,365
Less: Reinsurance recoverables	2,226	1,513	1,365
Balance after reinsurance recoverables, end of period	$0	$0	$0
Additional Insurance Reserves
AIR represents the additional liability for annuitization, death, or other insurance benefits, including guaranteed minimum death benefits ("GMDB") contract features, that are above and beyond the contractholder's account balance for certain long-duration life contracts.

The following table shows a rollforward of AIR balances for variable and universal life products, for the years ended December 31,:

	2025	2024	2023
	(in thousands)
Balance including amounts in AOCI, beginning of period, post-flooring	$1,134,476	$986,166	$827,478
Flooring impact and amounts in AOCI	32,954	56,487	91,115
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	1,167,430	1,042,653	918,593
Effect of assumption update	(1,821)	14,446	9,713
Effect of actual variances from expected experience and other activity	15,391	(13,348)	(8,234)
Adjusted balance, beginning of period	1,181,000	1,043,751	920,072
Assessments collected(1)	102,192	104,297	99,311
Interest accrual	41,045	37,014	32,814
Benefits paid	(16,982)	(17,632)	(9,544)
Balance, excluding amounts in AOCI, end of period, pre-flooring	1,307,255	1,167,430	1,042,653
Flooring impact and amounts in AOCI	(29,451)	(32,954)	(56,487)
Balance, including amounts in AOCI, end of period, post-flooring	1,277,804	1,134,476	986,166
Less: Reinsurance recoverables	1,241,980	1,103,059	943,991
Balance after reinsurance recoverables, including amounts in AOCI, end of period	$35,824	$31,417	$42,175
(1)Represents the portion of gross assessments required to fund the future policy benefits.

	2025	2024	2023
Weighted-average duration of the liability in years (at original discount rate)	26	26	27
Weighted-average interest rate (at original discount rate)	3.33%	3.36%	3.40%
Future Policy Benefits Reconciliation
The following table presents the reconciliation of the ending balances from the above rollforwards, benefit reserves, DPL, and AIR, including other liabilities, gross of related reinsurance recoverables, to the total liability for future policy benefits as reported on the Company's Statements of Financial Position for the years ended December 31,:

	2025	2024	2023
	(in thousands)
Benefit reserves, end of period, post-flooring	$1,287,058	$1,232,227	$1,248,637
Deferred profit liability, end of period, post-flooring	2,226	1,513	1,365
Additional insurance reserves, including amounts in AOCI, end of period, post-flooring	1,277,804	1,134,476	986,166
Subtotal of amounts disclosed above	2,567,088	2,368,216	2,236,168
Other Future policy benefits reserves(1)	151,630	149,267	162,275
Total Future policy benefits	$2,718,718	$2,517,483	$2,398,443
(1)Primarily represents balances for which disaggregated rollforward disclosures are not required, including unpaid claims and claims expenses, and incurred but not reported and in course of settlement claim liabilities.
Revenue and Interest Expense
The following tables present revenue and interest expense related to benefit reserves, DPL, and AIR, as well as related revenue and interest expense not presented in the above supplemental tables, in the Company's Statement of Operations for the periods indicated:

	Year Ended December 31, 2025
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$233,588	$0	$4,654	$238,242
Deferred profit liability	0	0	(713)	(713)
Additional insurance reserves	0	240,409	0	240,409
Total	$233,588	$240,409	$3,941	$477,938

	Year Ended December 31, 2024
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$241,117	$0	$4,460	$245,577
Deferred profit liability	0	0	(148)	(148)
Additional insurance reserves	0	260,211	0	260,211
Total	$241,117	$260,211	$4,312	$505,640

	Year Ended December 31, 2023
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$236,148	$0	$2,974	$239,122
Deferred profit liability	0	0	319	319
Additional insurance reserves	0	245,024	0	245,024
Total	$236,148	$245,024	$3,293	$484,465
(1)Represents gross premiums for benefit reserves; revenue for DPL and gross assessments for AIR.

	Year Ended December 31, 2025
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$65,371	$0	$895	$66,266
Deferred profit liability	0	0	90	90
Additional insurance reserves	0	41,045	0	41,045
Total	$65,371	$41,045	$985	$107,401

	Year Ended December 31, 2024
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$63,716	$0	$767	$64,483
Deferred profit liability	0	0	53	53
Additional insurance reserves	0	37,014	0	37,014
Total	$63,716	$37,014	$820	$101,550

	Year Ended December 31, 2023
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$61,760	$0	$673	$62,433
Deferred profit liability	0	0	49	49
Additional insurance reserves	0	32,814	0	32,814
Total	$61,760	$32,814	$722	$95,296

9. POLICYHOLDERS' ACCOUNT BALANCES
The balances of and changes in policyholders' account balances as of and for the periods ended are as follows:

	Year Ended December 31, 2025
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$36,453	$1,370,563	$3,088,104	$4,495,120
Deposits	4,487	696,237	252,586	953,310
Interest credited	1,066	50,272	44,453	95,791
Policy charges	(47)	(432)	(145,319)	(145,798)
Surrenders and withdrawals	(6,554)	(56,286)	(329,741)	(392,581)
Benefit payments	(1,166)	(2,463)	(13,431)	(17,060)
Net transfers (to) from separate account	0	34,591	82,524	117,115
Change in market value and other adjustments(1)	0	167,138	48,467	215,605
Balance, end of period	$34,239	$2,259,620	$3,027,643	$5,321,502
Unearned revenue reserve				473,457
Other				10,253
Total Policyholders' account balance				$5,805,212

Weighted-average crediting rate	3.01%	2.77%	1.45%	1.95%
Net amount at risk(3)	$0	$0	$36,670,483	$36,670,483
Cash surrender value(4)	$6,590	$2,189,391	$2,694,349	$4,890,330

	Year Ended December 31, 2024
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$35,025	$592,581	$3,028,746	$3,656,352
Deposits	7,662	683,422	218,864	909,948
Interest credited	1,052	24,829	63,262	89,143
Policy charges	(54)	(267)	(146,521)	(146,842)
Surrenders and withdrawals	(6,321)	(40,509)	(134,340)	(181,170)
Benefit payments	(911)	(3,684)	(206)	(4,801)
Net transfers (to) from separate account	0	35,667	47,437	83,104
Change in market value and other adjustments(1)	0	78,524	10,862	89,386
Balance, end of period	$36,453	$1,370,563	$3,088,104	$4,495,120
Unearned revenue reserve				423,240
Other				9,939
Total Policyholders' account balance				$4,928,299

Weighted-average crediting rate	2.94%	2.53%	2.07%	2.19%
Net amount at risk(3)	$0	$0	$35,490,878	$35,490,878
Cash surrender value(4)	$7,810	$1,318,302	$2,769,819	$4,095,931

	Year Ended December 31, 2023
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$39,406	$327,124	$2,084,680	$2,451,210
Deposits	3,326	267,216	218,774	489,316
Interest credited	953	9,057	59,335	69,345
Policy charges	(58)	(146)	(145,551)	(145,755)
Surrenders and withdrawals	(7,670)	(36,703)	(111,973)	(156,346)
Benefit payments	(932)	(2,488)	45	(3,375)
Net transfers (to) from separate account(2)	0	8,826	886,762	895,588
Change in market value and other adjustments(1)	0	19,695	36,674	56,369
Balance, end of period	$35,025	$592,581	$3,028,746	$3,656,352
Unearned revenue reserve				370,258
Other				9,574
Total Policyholders' account balance				$4,036,184

Weighted-average crediting rate	2.56%	1.97%	2.32%	2.27%
Net amount at risk(3)	$0	$0	$34,400,806	$34,400,806
Cash surrender value(4)	$8,413	$573,787	$2,691,933	$3,274,133
(1)Primarily relates to changes in the value of embedded derivative instruments associated with the indexed options of certain products.
(2)Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(3)The net amount at risk calculation includes both general and separate account balances.
(4)Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.

The Company issues variable life and universal life insurance contracts which may also include a “no-lapse guarantee” where the Company contractually guarantees to the contractholder a death benefit even when the account value drops to zero, as long as the “no-lapse guarantee” premium is paid.

The net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including contractholder mortality, contract lapses, and premium pattern, as well as interest rate and equity market returns.

The Company also issues annuity contracts that provide certain death benefit and/or living benefit guarantees and are accounted for as MRBs. See Note 10 for additional information, including the net amount at risk associated with these guarantees.

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points ("bps"), between rates being credited to policyholders and the respective guaranteed minimums are as follows:

	December 31, 2025
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	636	0	0	0	636
2.00% - 2.99%	21,442	0	0	0	21,442
3.00% - 4.00%	5,999	0	0	0	5,999
Greater than 4.00%	0	0	0	0	0
Total	$28,077	$0	$0	$0	$28,077
Variable Annuities
Less than 1.00%	$414	$0	$0	$0	$414
1.00% - 1.99%	61,392	74,872	0	0	136,264
2.00% - 2.99%	1,380	2	0	0	1,382
3.00% - 4.00%	81,694	0	0	0	81,694
Greater than 4.00%	110	0	0	0	110
Total	$144,990	$74,874	$0	$0	$219,864
Variable / Universal Life
Less than 1.00%	$0	$0	$0	$34,991	$34,991
1.00% - 1.99%	41,112	0	312,141	224,212	577,465
2.00% - 2.99%	5,062	172,747	176,864	47,128	401,801
3.00% - 4.00%	101,536	191,969	939,816	0	1,233,321
Greater than 4.00%	354,033	0	0	0	354,033
Total	$501,743	$364,716	$1,428,821	$306,331	$2,601,611

	December 31, 2024
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	794	0	0	0	794
2.00% - 2.99%	21,403	0	0	0	21,403
3.00% - 4.00%	7,123	0	0	0	7,123
Greater than 4.00%	0	0	0	0	0
Total	$29,320	$0	$0	$0	$29,320
Variable Annuities
Less than 1.00%	$6,832	$0	$0	$0	$6,832
1.00% - 1.99%	84,001	75,533	1,529	0	161,063
2.00% - 2.99%	1,245	2	0	0	1,247
3.00% - 4.00%	97,407	312	0	0	97,719
Greater than 4.00%	135	0	0	0	135
Total	$189,620	$75,847	$1,529	$0	$266,996
Variable / Universal Life
Less than 1.00%	$59	$0	$0	$23,744	$23,803
1.00% - 1.99%	30,421	0	312,756	186,830	530,007
2.00% - 2.99%	4,356	164,828	174,658	43,481	387,323
3.00% - 4.00%	323,288	165,614	915,954	0	1,404,856
Greater than 4.00%	364,228	0	0	0	364,228
Total	$722,352	$330,442	$1,403,368	$254,055	$2,710,217

	December 31, 2023
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	1,034	0	0	0	1,034
2.00% - 2.99%	18,552	0	0	0	18,552
3.00% - 4.00%	7,756	0	0	0	7,756
Greater than 4.00%	0	0	0	0	0
Total	$27,342	$0	$0	$0	$27,342
Variable Annuities
Less than 1.00%	$1,490	$0	$0	$0	$1,490
1.00% - 1.99%	177,730	1,576	0	0	179,306
2.00% - 2.99%	1,462	0	0	0	1,462
3.00% - 4.00%	113,616	1,180	0	0	114,796
Greater than 4.00%	130	0	0	0	130
Total	$294,428	$2,756	$0	$0	$297,184
Variable / Universal Life
Less than 1.00%	$0	$0	$0	$30,597	$30,597
1.00% - 1.99%	21,709	0	409,406	53,613	484,728
2.00% - 2.99%	3,958	157,256	184,475	28,519	374,208
3.00% - 4.00%	244,318	248,808	917,572	0	1,410,698
Greater than 4.00%	371,165	0	0	0	371,165
Total	$641,150	$406,064	$1,511,453	$112,729	$2,671,396
(1)Excludes contracts without minimum guaranteed crediting rates, such as funds with indexed-linked crediting options.
Unearned Revenue Reserve
The balances of and changes in URR as of and for the periods ended are as follows:

	Years Ended December 31,
	2025	2024	2023
	Variable / Universal Life
	(in thousands)
Balance, beginning of period	$423,240	$370,258	$313,710
Unearned revenue	69,470	71,120	72,640
Amortization expense	(19,250)	(18,138)	(16,092)
Other adjustments	(3)	0	0
Balance, end of period	$473,457	$423,240	$370,258

10.    MARKET RISK BENEFITS
The following tables show a rollforward of MRB balances for variable annuity products, along with a reconciliation to the Company’s total net MRB positions as of the following dates:

	Year Ended December 31, 2025
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$190,687	$(190,687)	$0
Effect of cumulative changes in non-performance risk	61,123	0	61,123
Balance, beginning of period, before effect of changes in non-performance risk	251,810	(190,687)	61,123
Attributed fees collected	94,114	(94,114)	0
Claims paid	(1,782)	1,782	0
Interest accrual	13,921	(13,921)	0
Actual in force different from expected	5,547	(5,547)	0
Effect of changes in interest rates	(25,831)	25,831	0
Effect of changes in equity markets	(105,926)	105,926	0
Effect of assumption update and other refinements	13,514	(13,514)	0
Issuances	6,178	(6,178)	0
Other adjustments	2,567	(2,567)	0
Effect of changes in current period counterparty non-performance risk	0	(15,950)	(15,950)
Balance, end of period, before effect of changes in non-performance risk	254,112	(208,939)	45,173
Effect of cumulative changes in non-performance risk	(45,173)	0	(45,173)
Balance, end of period	$208,939	$(208,939)	$0

	Year Ended December 31, 2024
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$301,771	$(301,771)	$0
Effect of cumulative changes in non-performance risk	100,377	0	100,377
Balance, beginning of period, before effect of changes in non-performance risk	402,148	(301,771)	100,377
Attributed fees collected	102,255	(102,255)	0
Claims paid	(2,133)	2,133	0
Interest accrual	18,876	(18,876)	0
Actual in force different from expected	3,079	(3,079)	0
Effect of changes in interest rates	(132,946)	132,946	0
Effect of changes in equity markets	(146,025)	146,025	0
Effect of assumption update and other refinements(1)	6,091	(6,091)	0
Issuances	5,113	(5,113)	0
Other adjustments(1)	(4,648)	4,648	0
Effect of changes in current period counterparty non-performance risk	0	(39,254)	(39,254)
Balance, end of period, before effect of changes in non-performance risk	251,810	(190,687)	61,123
Effect of cumulative changes in non-performance risk	(61,123)	0	(61,123)
Balance, end of period	$190,687	$(190,687)	$0

	Year Ended December 31, 2023
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$398,254	$(398,254)	$0
Effect of cumulative changes in non-performance risk	163,169	0	163,169
Balance, beginning of period, before effect of changes in non-performance risk	561,423	(398,254)	163,169
Attributed fees collected	107,951	(107,951)	0
Claims paid	(5,336)	5,336	0
Interest accrual	25,736	(25,736)	0
Actual in force different from expected	6,889	(6,889)	0
Effect of changes in interest rates	(156,526)	156,526	0
Effect of changes in equity markets	(158,653)	158,653	0
Effect of assumption update and other refinements	30,269	(30,269)	0
Issuances	(9,499)	9,499	0
Other adjustments	(106)	106	0
Effect of changes in current period counterparty non-performance risk	0	(62,792)	(62,792)
Balance, end of period, before effect of changes in non-performance risk	402,148	(301,771)	100,377
Effect of cumulative changes in non-performance risk	(100,377)	0	(100,377)
Balance, end of period	$301,771	$(301,771)	$0
(1) Prior period amounts have been updated to conform to current presentation.

In 2025, 2024, and 2023, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to policyholder behavior assumptions on certain variable annuities.
The Company issues certain variable annuity insurance contracts where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, and/or (2) the highest anniversary contract value on a specified date adjusted for any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.
The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death.

For guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The following table presents accompanying information to the rollforward table above.

	December 31, 2025	December 31, 2024	December 31, 2023
	Variable Annuities
	($ in thousands)
Net amount at risk(1)	$639,836	$728,831	$739,353
Weighted-average attained age of contractholders	72	71	69
(1)For contracts with multiple benefit features, the highest net amount at risk for each contract is included.

The table below reconciles MRB asset and liability positions as of the following dates:

	December 31, 2025	December 31, 2024	December 31, 2023
	Variable Annuities
	(in thousands)
Direct and assumed	$143,344	$150,879	$117,944
Ceded	352,283	341,565	419,715
Total market risk benefit assets	$495,627	$492,444	$537,659

Direct and assumed	$352,284	$341,565	$419,715
Ceded	143,343	150,879	117,944
Total market risk benefit liabilities	$495,627	$492,444	$537,659

Net balance	$0	$0	$0
11.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), PAR U, PURE, its parent companies, Pruco Life and Prudential Insurance, and prior to October 1, 2024 with its affiliates Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”). The Company also participates in reinsurance with third-parties.
The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (“YRT”) and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective January 2024, the Company entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of guaranteed universal life (“GUL”) policies to PURE, a wholly-owned subsidiary of Prudential Insurance, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. This transaction is effective as of January 1, 2024, whereby, the Company recaptured all risks associated with the subject GUL policies from PAR U and subsequently established YRT reinsurance for the subject GUL business with Prudential Insurance. As a result of these transactions, the Company recognized a $173 million pre-tax recapture loss and a $188 million DRG, respectively. The DRG is amortized into income over the estimated remaining life of the reinsured policies.
Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
“Change in value of market risk benefits, net of related hedging gains (losses)” includes the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are MRBs and have been accounted for in the same manner.

Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2025	2024
	(in thousands)
Reinsurance recoverables and deposit receivables	$5,870,597	$4,929,428
Policy loans	(34,883)	(32,760)
Deferred policy acquisition costs	(636,463)	(647,934)
Deferred sales inducements	(30,203)	(32,573)
Market risk benefit assets	352,283	341,565
Other assets	64,972	70,934
Market risk benefit liabilities	143,343	150,878
Reinsurance payables	2,284,228	1,440,264
Other liabilities	199,868	208,543
Reinsurance recoverables and deposit receivables by counterparty as of December 31, were as follows:

	2025	2024
	(in thousands)
Prudential Insurance	$2,505,146	$1,856,410
PARCC	1,184,501	1,173,578
Pruco Life	1,149,392	914,840
PURE	1,024,354	981,917
PAR U	0	380
Unaffiliated	7,204	2,303
Total reinsurance recoverables and deposit receivables	$5,870,597	$4,929,428

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2025	2024	2023
	(in thousands)
Premiums:
Direct	$238,273	$239,239	$240,044
Ceded	(191,104)	(190,495)	(200,491)
Net premiums	$47,169	$48,744	$39,553
Policy charges and fee income:
Direct	$373,458	$373,124	$349,046
Assumed	20,953	47,213	0
Ceded(1)	(310,249)	284,716	(289,367)
Net policy charges and fee income	$84,162	$705,053	$59,679
Net investment income:
Direct	$261,359	$220,701	$166,850
Ceded	(1,338)	(1,273)	(826)
Net investment income	$260,021	$219,428	$166,024
Asset administration fees:
Direct	$37,588	$37,686	$35,744
Ceded	(24,638)	(26,451)	(26,597)
Net asset administration fees	$12,950	$11,235	$9,147
Other income (loss):
Direct	$6,111	$250	$3,577
Ceded	6,647	15,151	(1)
Net other income (loss)	$12,758	$15,401	$3,576
Realized investment gains (losses), net:
Direct	$(91,568)	$3,594	$(39,823)
Ceded	(88,017)	(42,584)	(4,487)
Realized investment gains (losses), net	$(179,585)	$(38,990)	$(44,310)
Change in value of market risk benefits, net of related hedging gains (losses):
Direct	$97,178	$252,457	$266,390
Ceded	(81,228)	(213,203)	(203,598)
Net change in value of market risk benefits, net of related hedging gains (losses)	$15,950	$39,254	$62,792
Policyholders’ benefits (including change in reserves):
Direct	$504,136	$425,927	$451,981
Assumed	42	466	0
Ceded(2)	(438,594)	587,880	(396,478)
Net policyholders’ benefits (including change in reserves)	$65,584	$1,014,273	$55,503
Change in estimates of liability for future policy benefits:
Direct	$(32,301)	$11,929	$(17,014)
Ceded	15,044	(17,978)	14,899
Net change in estimates of liability for future policy benefits	$(17,257)	$(6,049)	$(2,115)

	2025	2024	2023
	(in thousands)
Interest credited to policyholders’ account balances:
Direct	$140,246	$134,096	$98,807
Ceded	(78,986)	(53,228)	(34,672)
Net interest credited to policyholders’ account balances	$61,260	$80,868	$64,135
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(118,744)	$(227,655)	$(130,475)
(1)Includes $(5) million of unaffiliated activity for each of the years ended December 31, 2025, 2024, and 2023.
(2)Includes $(5) million, $(2) million and $(2) million of unaffiliated activity for the years ended December 31, 2025, 2024, and 2023, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2025	2024	2023
	(in thousands)
Direct gross life insurance face amount in force	$159,425,031	$156,436,734	$154,561,817
Reinsurance ceded	(147,322,378)	(147,337,155)	(141,002,931)
Net life insurance face amount in force	$12,102,653	$9,099,579	$13,558,886
Significant Affiliated Reinsurance Agreements
Prudential Insurance
The Company has a YRT reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily universal life business, and such business was reinsured to Pruco Life under a YRT reinsurance agreement. As of January 1, 2020, the remaining portions of new business (specifically term policies) ceased being reinsured by the Company to Prudential Insurance, and a separate YRT reinsurance agreement was established with Pruco Life for term policies. Effective January 1, 2024, the Company recaptured all GUL policies with Prudential Insurance and subsequently entered into a YRT reinsurance agreement with Prudential Insurance to reinsure the mortality risk for the totality of GUL policies reinsured to PURE. Effective October 1, 2024, the Company recaptured the term business from Prudential Insurance in which the policies are ceded to PARCC. As a result of the recapture, the Company recognized a $6 million pre-tax recapture loss.
Effective April 1, 2016, the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Prudential Insurance and the Company. Effective February 1, 2023, the Company began selling indexed variable annuities products, which is reinsured to Prudential Insurance through the existing reinsurance agreement. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Prudential Insurance. As a result of the agreement, reinsurance payables includes the ceded modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.
PAR U
Effective July 1, 2012, the Company reinsures 95% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective January 1, 2024, the Company recaptured the policies previously reinsured by PAR U with effective dates prior to January 1, 2015. Effective January 1, 2024, the Company reinsures 100% of the risks associated with universal life policies with effective dates from January 1, 2015 to December 31, 2019.
Effective October 1, 2024, the Company recaptured 100% of the risks associated with the remaining universal life policies with effective dates from January 1, 2015 to December 31, 2019. As a result of the recapture, the Company recognized a $29 million pre-tax recapture loss, which includes the recognition of a prior $8 million DRG related to the previous reinsurance agreement. Following the result of this recapture, PLNJ no longer cedes to PAR U as of December 31, 2024.

PURE
Effective January 1, 2024, the Company reinsures 100% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies with effective dates prior to January 1, 2015.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
Effective October 1, 2024, the Company revised the existing coinsurance terms with PARCC, increasing the quota share of reinsured policies to 100% which includes policies which were previously reinsured to PAR Term, Term Re and DART. As a result of the revised terms, the Company recognized a $52 million DRL that is amortized into income over the estimated remaining life of the reinsured policies.
On November 20, 2024, PAR Term, Term Re and DART merged into PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
On November 20, 2024, PAR Term merged into PARCC.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
On November 20, 2024, Term Re merged into PARCC.
Pruco Life
Effective July 1, 2017, the Company entered into a YRT reinsurance agreement with Pruco Life for new business, primarily covering universal life policies. Effective January 1, 2020, the Company entered in a similar YRT reinsurance agreement with Pruco Life for new business relating to term policies. Under these agreements the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income (“PDI”) living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them, together with the related variable annuity base contracts, with Prudential Insurance.
Effective October 1, 2024, the Company entered into an agreement with Pruco Life to reinsure the Universal Protector policies having no-lapse guarantees as well as certain other universal life policies with effective dates from January 1, 2015 to December 31, 2019, that were previously reinsured to PAR U. As a result of the transaction, the Company recognized a $37 million DRG that is amortized into income over the estimated remaining life of the reinsured policies.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On November 20, 2024, DART merged into PARCC.

12. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Current tax expense (benefit):
U.S. federal	$24,122	$21,426	$22,608
State and local	0	0	0
Total	24,122	21,426	22,608
Deferred tax expense (benefit):
U.S. federal	(15,953)	(41,270)	(10,738)
Total	(15,953)	(41,270)	(10,738)
Income tax expense (benefit) from operations	8,169	(19,844)	11,870
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	13,055	(23,329)	(3,014)
Total income tax expense (benefit)	$21,224	$(43,173)	$8,856
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2025 and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31, 2025
	($ in thousands)
Expected federal income tax expense/(benefit)	$14,654	21.0%
Tax credits	(1,951)	(2.8)%
Nontaxable or nondeductible items	(5,129)	(7.4)%
Other reconciling items	459	0.7%
Foreign tax effects	136	0.2%
Total	$8,169	11.7%

The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2024, and 2023, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2024	2023
	($ in thousands)
Expected federal income tax expense (benefit)	$(10,603)	$22,591
Non-taxable investment income	(5,895)	(6,452)
Tax credits	(3,338)	(4,301)
Other	(8)	32
Reported income tax expense (benefit)	$(19,844)	$11,870
Effective tax rate	39.3%	11.0%
The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2025, 2024, and 2023, and the Company's effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $5 million of the total $5 million of 2025 non-taxable investment income, $5 million of the total $6 million of 2024 non-taxable investment income, and $6 million of the total $6 million of 2023 non-taxable investment income. The DRD for the current period was estimated using information from 2024, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax Credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	December 31,
	2025	2024
	(in thousands)
Deferred tax assets:
Insurance reserves	$98,813	$80,578
Investments	30,767	18,593
Net unrealized loss on securities	41,828	64,437
Other	1,176	1,544
Deferred tax assets	172,584	165,152
Deferred tax liabilities:
Deferred policy acquisition cost	52,180	47,216
Deferred tax liabilities	52,180	47,216
Net deferred tax asset (liability)	$120,404	$117,936

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
Changes in market conditions, including the significant rise in interest rates since the beginning of 2022, resulted in the recording of deferred tax assets related to net unrealized tax capital losses in the Company. When assessing recoverability of these deferred tax assets, the Company considers its ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31, 2025, based on all available evidence, including capital loss carryback capacity, the Company concluded that the deferred tax assets related to the unrealized tax capital losses on the available-for-sale securities portfolios are, more likely than not, expected to be realized.
The Company had no valuation allowance as of December 31, 2025, and 2024. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $70 million, $(50) million and $108 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Income Taxes Paid
Income taxes paid during the year are disclosed in the table below and include tax installments made for the current year as well as tax payments and refunds related to prior periods.

December 31,
2025
(in thousands)
Federal	$23,929
Foreign	136
Total	$24,065
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2025, 2024, and 2023.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2025, the Company remains subject to examination in the U.S. for tax years 2014 through 2025.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

13.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Operations and Comprehensive Income (Loss). Net unrealized investment gains (losses) are described in further detail in Note 2, Note 8 (Interest rate remeasurement of future policy benefits) and Note 10 (Gain (loss) from changes in non-performance risk on market risk benefits). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Interest Rate Remeasurement of Future Policy Benefits	Gain (Loss) from Changes in Non-Performance Risk on Market Risk Benefits	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2022	$(1,214)	$(176,386)	$12,504	$128,906	$(36,190)
Change in OCI before reclassifications	225	58,121	(10,299)	(62,792)	(14,745)
Amounts reclassified from AOCI	0	394	0	0	394
Income tax benefit (expense)	(90)	(12,246)	2,164	13,186	3,014
Balance, December 31, 2023	(1,079)	(130,117)	4,369	79,300	(47,527)
Change in OCI before reclassifications	(246)	(84,176)	13,215	(39,254)	(110,461)
Amounts reclassified from AOCI	0	(758)	0	0	(758)
Income tax benefit (expense)	46	17,815	(2,775)	8,243	23,329
Balance, December 31, 2024	(1,279)	(197,236)	14,809	48,289	(135,417)
Change in OCI before reclassifications	670	74,520	(2,366)	(15,950)	56,874
Amounts reclassified from AOCI	0	5,375	0	0	5,375
Income tax benefit (expense)	(132)	(16,769)	497	3,349	(13,055)
Balance, December 31, 2025	$(741)	$(134,110)	$12,940	$35,688	$(86,223)
(1)Includes cash flow hedges of $(6) million, $12 million and $5 million as of December 31, 2025, 2024, and 2023, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$(639)	$4,498	$1,175
Net unrealized investment gains (losses) on available-for-sale securities	(4,736)	(3,740)	(1,569)
Total net unrealized investment gains (losses)(4)	(5,375)	758	(394)
Total reclassifications for the period	$(5,375)	$758	$(394)
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. There are no amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized as of December 31, 2025. The amounts for the periods indicated below represent all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Investment Gains (Losses) on Available-for-Sale Fixed Maturity Securities on Which an Allowance for Credit Losses has been Recognized	Net Unrealized Gains (Losses) on All Other Investments(1)	Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2022	$0	$(256,584)	$(83,712)	$117,070	$46,840	$(176,386)
Net investment gains (losses) on investments arising during the period	0	63,919	0	0	(13,381)	50,538
Reclassification adjustment for (gains) losses included in net income	0	394	0	0	(82)	312
Impact of net unrealized investment (gains) losses	0	0	31,446	(37,244)	1,217	(4,581)
Balance, December 31, 2023	0	(192,271)	(52,266)	79,826	34,594	(130,117)
Net investment gains (losses) on investments arising during the period	38	(101,629)	0	0	21,313	(80,278)
Reclassification adjustment for (gains) losses included in net income	(57)	(701)	0	0	159	(599)
Impact of net unrealized investment (gains) losses	0	0	24,133	(6,718)	(3,657)	13,758
Balance, December 31, 2024	(19)	(294,601)	(28,133)	73,108	52,409	(197,236)
Net investment gains (losses) on investments arising during the period	(193)	83,874	0	0	(17,565)	66,116
Reclassification adjustment for (gains) losses included in net income	12	5,363	0	0	(1,128)	4,247
Impact of net unrealized investment (gains) losses	0	0	4,639	(13,800)	1,924	(7,237)
Balance, December 31, 2025	$(200)	$(205,364)	$(23,494)	$59,308	$35,640	$(134,110)
(1)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(2)"Other costs" primarily includes reinsurance recoverables.

14. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.
The following table summarizes certain statutory financial information for the Company for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Statutory net income (loss)	$98	$(722)	$152
Statutory capital and surplus	1,354	1,320	1,080
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on    these limitations, there is a capacity to pay a dividend of $135 million in 2026 without prior approval. The Company did not pay dividends to Pruco Life in 2025, 2024, and 2023.
15. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2025, 2024, and 2023. The expense charged to the Company for the deferred compensation program was $0.5 million, $0.6 million and $0.5 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $1 million for each of the years ended December 31, 2025, 2024, and 2023.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million, $1 million and $1 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.7 million, $0.6 million and $0.6 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide advice organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement. Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options. In November 2024, the Company, along with three other affiliated entities, entered into several agreements with a third-party, LPL Financial Holdings Inc. (“LPL”). Under these agreements, the Company pays distribution expenses to LPL, of which 98% are returned to Prudential Advisors. Distribution expenses paid by the Company to LPL and subsequently returned to Prudential Advisors were $44 million and $4 million for the years ended December 31, 2025 and 2024, respectively.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $68 million, $75 million and $42 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $11 million, $15 million and $16 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Corporate-Owned Life Insurance
The Company has sold three COLI policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,190 million and $2,861 million as of December 31, 2025 and 2024, respectively. Fees related to these COLI policies were $28 million, $27 million and $25 million for the years ended December 31, 2025, 2024, and 2023, respectively. The Company reinsures 90% of the first $1 million of mortality risk associated with each individual policy to Pruco Life, and 100% of the mortality risk in excess of $1 million.
In May 2023, the Company funded a policy loan from the Prudential Financial COLI policy noted above in an amount of $900 million to an affiliated irrevocable trust, commonly referred to as a “rabbi trust”, which Prudential Financial created to support certain non-qualified retirement plans. The outstanding balance of the policy loan with the rabbi trust was $888 million and $897 million as of December 31, 2025 and 2024, respectively. Interest income related to the policy loan was $41 million, $42 million and $26 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $3 million for each of the years ended December 31, 2025, 2024, and 2023. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $81 million and $71 million of investments in joint ventures as of December 31, 2025 and 2024, respectively. "Net investment income" related to these ventures includes gains of $1 million, $5 million and $2 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $25 million, $27 million and $27 million for the years ended December 31, 2025, 2024, and 2023, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $11 million, $10 million and $8 million for the years ended December 31, 2025, 2024, and 2023, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2025	2024
							(in thousands)
U.S. dollar fixed rate notes	2027	-	2033	0.00%	-	10.97%	$51,156	$30,135
Total notes receivable - affiliated(1)							$51,156	$30,135
(1) All notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million as of both December 31, 2025 and 2024, and is included in "Other assets". Revenues related to these loans were $0.2 million, $0.0 million and $0.0 million for the years ended December 31, 2025, 2024, and 2023, respectively, and are included in “Other income (loss)”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2025 and 2024:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
PAR U	January 2024	Transfer in	Fixed Maturities	$778,745	$778,745	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$778,745	$778,745	$0	$0
PAR U	June 2024	Purchase	Commercial Mortgage and Other Loans	$12,555	$12,555	$0	$0
Hirakata	October 2024	Purchase	Fixed Maturities	$3,901	$3,901	$0	$0
PAR U	October 2024	Transfer in	Fixed Maturities	$632,927	$632,927	$0	$0
Pruco Life	October 2024	Transfer out	Fixed Maturities	$632,927	$632,927	$0	$0
Prudential Insurance	November 2025	Sale	Fixed Maturities	$29,140	$28,813	$258	$0
Prudential Insurance	November 2025	Sale	Commercial Mortgage and Other Loans	$101,514	$99,786	$1,365	$0

Debt Agreements
The Company is authorized to borrow funds up to $250 million from affiliates to meet its capital and other funding needs. There was no debt outstanding for both 2025 and 2024.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $0.0 million and $0.2 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Contributed Capital and Dividends
In May and August 2025, the Company received capital contributions in the amount of $1.5 million and $3.6 million from Pruco Life, respectively. In 2024, the Company did not receive any capital contributions from Pruco Life. In February and December 2023, the Company received capital contributions in the amount of $175 million and $82 million from Pruco Life, respectively.
There was no return of capital in 2025, 2024, and 2023.
The Company did not pay any dividends in 2025, 2024, and 2023.
Reinsurance with Affiliates
As discussed in Note 11, the Company participates in reinsurance transactions with certain affiliates.
16. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage and agricultural property loans. As of December 31, 2025 and 2024, the outstanding balances on these commitments were $6 million and $24 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of both December 31, 2025 and 2024, which is a change of $0.0 million for both the years ended December 31, 2025 and 2024. The Company also made commitments to purchase or fund investments, mostly fund investments and private fixed maturities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. As of December 31, 2025 and 2024, $121 million and $127 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2025 and 2024.

Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2025, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Schedule I
Summary of Investments Other Than Investments in Related Parties
December 31, 2025
(in thousands)

Type of Investment	Amortized Cost or Cost	Fair Value	Amount Shown in the Balance Sheet
Fixed maturities, available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$51,532	$50,550	$50,550
Obligations of U.S. states and their political subdivisions	135,644	127,507	127,507
Foreign governments	86,889	71,843	71,843
Asset-backed securities	179,391	179,565	179,565
Commercial mortgage-backed securities	81,942	79,054	79,054
Residential mortgage-backed securities	23,371	23,224	23,224
Public utilities	488,854	448,089	448,089
All other corporate bonds	2,554,918	2,423,715	2,423,715
Redeemable preferred stock	6,650	6,842	6,842
Total fixed maturities, available-for-sale	$3,609,191	$3,410,389	$3,410,389
Equity securities:
Common stocks:
Other common stocks	$192,935	$192,468	$192,468
Mutual funds	294	330	330
Total equity securities, at fair value	$193,229	$192,798	$192,798
Fixed maturities, trading	$38,555	$39,234	$39,234
Commercial mortgage and other loans	584,938		584,938
Policy loans	1,139,525		1,139,525
Other invested assets	186,446		186,446
Total investments	$5,751,884		$5,553,330